EXHIBIT 10.4

STOCK PURCHASE AGREEMENT

Velocity Express Corporation

One Morningside Drive North, Bldg. B, Suite 300

Westport, CT 06880

The undersigned (the “Purchasers”), hereby confirm their agreement with you as follows:

1. This Stock Purchase Agreement (the “Agreement”) is made as of the date set forth below among Velocity Express Corporation, a Delaware corporation (the “Company”), and each of the Purchasers listed on Exhibit A hereto and named on the signature page of this Agreement.

2. The Company has authorized the sale and issuance of up to 4,000,000 shares of Series Q Convertible Preferred Stock of the Company, $0.004 par value per share (the “Shares”), to the Purchasers in a private placement (the “Offering”) exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) and Regulation D thereunder. The Shares are initially convertible into 36,363,637 shares (the “Conversion Shares”) of the Company’s Common Stock, $0.004 par value (the “Common Stock”), subject to adjustment in accordance with the terms of the Certificate of Designations, Preferences and Rights of Series Q Convertible Preferred Stock of the Company. The proceeds from the sale of the Shares, the Notes (as defined below) and the Warrants (as defined below), net of transaction expenses, will be used (i) to fund the Company’s acquisition and integration of CD&L, Inc., (ii) to refinance certain existing indebtedness of the Company, (iii) for the payment of fees and expenses in connection with the financing of the acquisition of CD&L, Inc. and (iv) for general corporate purposes.

3. On the basis of the representations, warranties and agreements contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to issue and sell to the Purchasers, and each Purchaser severally and not jointly, agrees to purchase from the Company the number of Shares set forth next to such Purchaser’s name on Exhibit A hereto at a purchase price of $10.00 per Share, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by any Purchaser, certificates representing the Shares purchased by such Purchaser will be registered in such Purchaser’s name and address as set forth on Exhibit A hereto.

4. This Agreement and the funds to be delivered to the Company by the Purchasers upon the execution and delivery of this Agreement will be held in escrow by Wells Fargo Bank, N.A., as escrow agent (“Escrow Agent”), pursuant to an escrow agreement (the “Escrow Agreement”). It is expected that this Agreement and such funds will be released concurrently with (i) the Company’s concurrent or prior sale of $75,000,000 principal amount of its 12% Senior Secured Notes due 2010 (the “Notes”) and detachable warrants (“Warrants”), (ii) the Company’s concurrent or prior execution of (a) all agreements with respect to the Company’s acquisition of 49% of the outstanding common stock (on a fully-diluted basis) of CD&L, Inc. (the “CD&L Purchase Agreements”), (b) agreements with the holders of at least an additional 2% of CD&L, Inc.’s outstanding common stock to vote their shares in favor of the merger under the CD&L Merger Agreement (as defined below) (the “Voting Agreement”) and (c) the Agreement and Plan of Merger by and among the Company, CD&L Acquisition Corp. and CD&L, Inc. (the

“CD&L Merger Agreement” and, together with the CD&L Purchase Agreements and the Voting Agreement, the “CD&L Agreements”), (iii) the Company’s execution and delivery of Registration Rights Agreement in the form attached hereto as Exhibit B with respect to the Conversion Shares and the shares of Common Stock issuable upon exercise of the Warrants and (iv) filing of the Certificate of Designations for the Shares. The Company has heretofore made available to each Purchaser a copy of the Indenture with respect to the issuance of the Notes, the form of Warrant and the CD&L Agreements. Purchaser is aware that the Indenture relating to the Notes contains restrictions on the Company’s ability to pay dividends and other restricted payments.

5. Jefferies & Company, Inc. joins this Agreement only for purposes of Section 2.1(f) and Section 10 hereof and solely in its capacity as Closing Agent (as defined in Section 2.1(f)).

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Scorpion Acquisition LLC

By:	/s/ Kevin R. McCarthy
	Name:	Kevin R. McCarthy
	Title:	Manager

Investment Amount: $200,000.00

Tax ID No.: 13-3983835

ADDRESS FOR NOTICE

c/o Kevin McCarthy 245 Fifth Ave, 25th Floor New York, NY 10016 USA

E-Mail: kmccarthy@scorpioncap.com Tel: 212-213-8916 Fax: 212-213-9167

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Marshall & Ilsley Trust Company NA, trustee of Lapp Libra 401(k) Daily Plan, f/b/o William Lapp

By:	/s/ Stephanie L. Napier
	Name:	Stephanie L. Napier
	Title:	Vice President

By:	/s/ Lori Harding
	Name:	Lori Harding
	Title:	Officer

Investment Amount: $220,000

Tax ID No.: 39-6767467

ADDRESS FOR NOTICE

c/o Melissa Hisek 651 Nicollet Mall, 3rd Floor Minneapolis, MN 55402 USA

E-Mail: Melissa.hisek@micorp.com Tel: 612-904-8175 Fax: 612-904-8008

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

William S. Lapp

By:	/s/ William S. Lapp
	Name:	William S. Lapp

Investment Amount: $132,000

Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

c/o William Lapp One Financial Plaza, Suite 2500 Minneapolis, MN 55402 USA

E-Mail: wlapp@lapplibra.com Tel: 612-338-5815 Fax: 612-338-6651

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Linden Capital, LP

By:	/s/ Craig Jarvis
	Name:	Craig Jarvis
	Title:	Authorized Signatory

Investment Amount: $6,000,000

Tax ID No.: 98-0430338

ADDRESS FOR NOTICE

c/o Craig Jarvis 18 Church Street Skandia House Hamilton, HM11 Bermuda

E-Mail: cjarvis@lindenlp.com Tel: 646-840-3510 Fax: 646-840-3625

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Third Point Partners L.P.

By:	/s/ Justin Nadler
	Name:	Justin Nadler
	Title:	CFO, Third Point LLC

Investment Amount: $619,590.00

Tax ID No.: 22-3352246

ADDRESS FOR NOTICE

c/o Justin Nadler 390 Park Avenue, 18th Floor New York, NY 10022 USA

E-Mail: jnadler@thirdpoint.com Mobile Tel: 212-925-4770 Fax: 212-224-7401

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Third Point Partners Qualified L.P.

By:	/s/ Justin Nadler
	Name:	Justin Nadler
	Title:	CFO, Third Point LLC

Investment Amount: $406,740.00

Tax ID No.: 74-3110449

ADDRESS FOR NOTICE

c/o Justin Nadler 390 Park Avenue, 18th Floor New York, NY 10022 USA

E-Mail: jnadler@thirdpoint.com Mobile Tel: 212-925-4770 Fax: 212-224-7401

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Third Point Offshore Fund, Ltd.

By:	/s/ Justin Nadler
	Name:	Justin Nadler
	Title:	CFO, Third Point LLC

Investment Amount: $3,558,340.00

Tax ID No.:

ADDRESS FOR NOTICE

390 Park Avenue, 18th Floor

New York, NY 10022

E-Mail: jnadler@thirdpoint.com Mobile Tel: 212-925-4770 Fax: 212-224-7401

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Third Point Ultra Ltd.

By:	/s/ Justin Nadler
	Name:	Justin Nadler
	Title:	CFO, Third Point LLC

Investment Amount: $415,330.00

Tax ID No.:

ADDRESS FOR NOTICE

390 Park Avenue, 18th Floor

New York, NY 10022

E-Mail: jnadler@thirdpoint.com Mobile Tel: 212-925-4770 Fax: 212-224-7401

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

LibertyView Funds, L.P.

By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized signatory

Investment Amount: $600,000

Tax ID No.: 98-0388959

ADDRESS FOR NOTICE

c/o George Hartigan Libertyview Capital Management 111 River St., Suite 1000 Hoboken, NJ 07030 USA

E-Mail: ghartigan@libertyview.com
Tel: 201-216-8606
Fax: 201-216-8625

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

LibertyView Special Opportunities Fund, L.P.

By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized Signatory

Investment Amount: $100,000

Tax ID No.: 98-0366030

ADDRESS FOR NOTICE

c/o George Hartigan Libertyview Capital Management 111 River St., Suite 1000 Hoboken, NJ 07030 USA

E-Mail: ghartigan@libertyview.com
Tel: 201-216-8606
Fax: 201-216-8625

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Trust “D” for a Portion of the Assets of the Kodak Retirement Income Plan

By:	/s/ Steven S. Rogers
	Name:	Steven S. Rogers
	Title:	Authorized Signatory

Investment Amount: $300,000

Tax ID No.: 04-3306562

ADDRESS FOR NOTICE

c/o George Hartigan Libertyview Capital Management 111 River St., Suite 1000 Hoboken, NJ 07030 USA

E-Mail: ghartigan@libertyview.com
Tel: 201-216-8606
Fax: 201-216-8625

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

TH Lee Putnam Ventures, LP

By:	/s/ Jim Brown
	Name:	Jim Brown
	Title:	Managing Director

Investment Amount: $6,691,545.61

Tax ID No.: 06-1561851

ADDRESS FOR NOTICE

c/o Fred Coulson 200 Madison Avenue, Suite 1900 New York, NY 10016 USA

E-Mail:	fred.coulson@thlpv.com
Tel:	212 951-8600
Fax:	212 951-8655

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

TH Lee Putnam Parallel Ventures, LP

By:	/s/ Jim Brown
	Name:	Jim Brown
	Title:	Managing Director

Investment Amount: $4,895,004.60

Tax ID No.: 06-1564965

ADDRESS FOR NOTICE

c/o Fred Coulson 200 Madison Avenue, Suite 1900 New York, NY 10016 USA

E-Mail:	fred.coulson@thlpv.com
Tel:	212-951-8600
Fax:	212-951-8655

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

THLi Coinvestment Partners, LLC

By:	/s/ Jim Brown
	Name:	Jim Brown
	Title:	Managing Director

Investment Amount: $391,838.43

Tax ID No.: 13-4119409

ADDRESS FOR NOTICE

c/o Fred Coulson 200 Madison Avenue, Suite 1900 New York, NY 10016 USA

E-Mail:	fred.coulson@thlpv.com
Tel:	212-951-8600
Fax:	212-951-8655

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Thomas H. Lee

By:	/s/ Thomas H. Lee
	Name:	Thomas H. Lee
Title:

Investment Amount: $151,611.36

Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

c/o Fred Coulson 200 Madison Avenue, Suite 1900 New York, NY 10016 USA

E-Mail:	fred.coulson@thlpv.com
Tel:	212-951-8600
Fax:	212-951-8655

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Crestview Capital Master, LLC

By:	Crestview Capital Partners, LLC
Its:	Sole Manager

By:	/s/ Ted Wachtell
	Name:	Ted Wachtell
	Title:	Manager

Investment Amount: $750,000.00

Tax ID No.: 20-0512894

ADDRESS FOR NOTICE

c/o John Schmit 95 Revere Drive, Suite A Northbrook, IL 60062 USA

E-Mail: john@crestviewcap.com
Tel: 847-559-0060
Fax: 847-559-5807

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

SELZ FAMILY TRUST Name of Purchaser

By:	/s/ Lisa P. Selz
Print Name: LISA SELZ
Title: TRUSTEE
Address: 600 5TH AVENUE 25TH FL NEW YORK, NY 10020 13-7106451 Social Security or Tax Identification No.

N/A Name of Purchaser

By:
Print Name:
Title:
Address:

Social Security or Tax Identification No.

N/A Name of Purchaser

By:
Print Name:
Title:
Address:

Social Security or Tax Identification No.

AGREED AND ACCEPTED:

Velocity Express Corporation

By: Title:

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

BERNARD SELZ
Name of Purchaser

By:	/s/ Bernard Selz
Print Name: BERNARD SELZ
Title:
Address: 600 5TH AVENUE, 25TH FL NEW YORK, NEW YORK 10020 ###-##-#### Social Security or Tax Identification No.

N/A
Name of Purchaser

By:
Print Name:
Title:
Address:

Social Security or Tax Identification No.

N/A
Name of Purchaser

By:
Print Name:
Title:
Address:

Social Security or Tax Identification No.

AGREED AND ACCEPTED:
Velocity Express Corporation

By:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

TPR Investment Associates, Inc.

By:	/s/ Sergi Genger
	Name:	Sergi Genger
	Title:	President

Investment Amount: $100,000

Tax ID No.: 13-3506464

ADDRESS FOR NOTICE

200 West 57th Street, Suite 1208 New York, NY 10019 USA

E-Mail:
Tel:
Fax:

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Richard Neslund

By:	/s/ Richard Neslund
	Name:	Richard Neslund

Investment Amount: $

Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

11370 Longwater Chase Court Fort Myers, FL 33901 USA

E-Mail:
Tel:	239-466-8900
Fax:	952-646-3517

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

George Furla

By:	/s/ George Furla
	Name:	George Furla

Investment Amount: $444,000.00

Tax ID No.: ###-##-####

ADDRESS FOR NOTICE

8530 Wilshire #420 Beverly Hills, CA 90211 USA

E-Mail:	georgefurla@aol.com
Tel:	213-923-9338
Fax:	310-659-9412

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Longview Fund L.P.

By:	/s/ S. Michael Rudolph
	Name:	S. Michael Rudolph
	Title:	CFO & Investment Advisor

Investment Amount: $3,000,000.00

Tax ID No.: 94-3386893

ADDRESS FOR NOTICE

600 Montgomery Street, 44th Floor San Francisco, CA 94111

E-Mail:	agreen@rwgem.com
smrudolph@rwgem.com
Tel:	415-981-5300
Fax:	415-981-5302

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

PEQUOT SCOUT FUND, L.P.
Name of Purchaser By Pequot Capital Management, Inc. Investment Manager

By:	/s/ Aryeh Davis
Print Name: Aryeh Davis
Title:	COO
Address:	c/o Pequot Capital Management, Inc.
Amber Tercic, 500 Nyala Farm Road
Westport, CT 06880

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Pequot Scout Fund, L.P.

2.	The relationship between the Purchaser and the registered holder listed in response to item 1 above:	Same

3.	The mailing address of the registered holder listed in response to item 1 above:	c/o Pequot Capital Management, Inc. Attn Amber Tercic 500 Nyala Farm Road Westport, CT 06880

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:	13-3741801

5.	The facsimile and email address of the registered holder listed in the response to item 1 above:	Fax: 203 557 5551 Email: amber@PequotCap.com

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July 2006.

Pequot Mariner Master Fund, L.P.
Name of Purchaser By Pequot Capital Management, Inc. Investment Advisor

By:	/s/ Aryeh Davis
Print Name: Aryeh Davis
Title:	COO
Address:	c/o Pequot Capital Management, Inc.
Amber Tencic, 500 Nyala Farm Road
Westport, CT 06880

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Pequot Mariner Master Fund, L.P.

2.	The relationship between the Purchaser and the registered holder listed in response to item 1 above:	Same

3.	The mailing address of the registered holder listed in response to item 1 above:	c/o Pequot Capital Management, Inc. Attn Amber Tencic 500 Nyala Farm Road Westport, CT 06880

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:	98-0460593

5.	The facsimile and email address of the registered holder listed in the response to item 1 above:	Fax: 203 5575551 Email: amber@pequotcap.com.

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July 2006.

Pequot Navigator Offshore Fund, Inc.
Name of Purchaser: By Pequot Capital Management, Inc. Investment Advisor

By:	/s/ Aryeh Davis
Print Name: Aryeh Davis
Title:	COO
Address:	c/o Pequot Capital Management, Inc.
Amber Tencic, 500 Nyala Farm Road
Westport CT 06880

1.	The exact name that your Shares are to be registered in (this is name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Pequot Navigator Offshore Fund, Inc.

2.	The relationship between the Purchaser and the registered holder listed in response to item 1 above:	Same

3.	The mailing address of the registered holder listed in response to item 1 above:	c/o Pequot Capital Management, Inc. Attn Amber Tencic 500 Nyala Farm Road Westport CT 06880

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:	N/A Offshore

5.	The facsimile and email address of the registered holder listed in the response to item 1 above:	Fax: 203 5575551 Email: amber@pequotcap.com.

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

Pequot Diversified Master Fund, Ltd. Name of Purchaser: By Pequot Capital Management, Inc. Investment Advisor

By:	/s/ Aryeh Davis
Print Name:	Aryeh Davis
Title:	COO
Address:	c/o Pequot Capital Management, Inc. Amber Tencic, 500 Nyala Farm Road Westport, CT 06880

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Pequot Diversified Master Fund, Ltd

2.	The relationship between the Purchaser and the registered holder listed in response to item 1 above:	Same

3.	The mailing address of the registered holder listed in response to item 1 above:	c/o Pequot Capital Management, Inc. Attn Amber Tencic 500 Nyala Farm Road Westport, CT 06880

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:	N/A

5.	The facsimile and email address of the registered holder listed in the response to item 1 above:	Fax: 203 557 5551 Email: amber@PequotCap.com

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

Premium Series PCC Limited-Cell 33 Name of Purchaser

By:	/s/ Chris Mueller
Print Name:	Chris Mueller
Title:	Attorney in Fact
Address:	c/o Pequot Capital Management, Inc AMBER TENCIC, 500 Nyala Farm Road Westport CT 06880

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Premium Series PCC Limited-Cell 33

2.	The relationship between the Purchaser and the registered holder listed in response to item 1 above:	Same

3.	The mailing address of the registered holder listed in response to item 1 above:	c/o Pequot Capital Management, Inc Attn Amber Tencic 500 Nyala Farm Road Westport CT 06880

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:	N/A

5.	The facsimile and email address of the registered holder listed in the response to item 1 above:	Fax: 203 5575551 Email: amber@pequotcap.com

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Scorpion Capital Partners LP
By:	Scorpion Cap, LLC, its general partner

By:	/s/ Kevin R. McCarthy
	Name:	Kevin R. McCarthy
	Title:	Manager

Investment Amount: $3,000,000.00

Tax ID No.: 20-1153319

ADDRESS FOR NOTICE

c/o Kevin McCarthy 245 Fifth Ave., 25th Floor New York, NY 10016 USA

E-Mail:	kmccarthy@scorpioncap.com
Tel:	212-213-8916
Fax:	212-213-9167

SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the 3rd day of July, 2006.

NAME OF PURCHASER:

Scorpion Acquisition LLC

By:	/s/ Kevin R. McCarthy
	Name:	Kevin R. McCarthy
	Title:	Manager

Investment Amount: $ 200,000.00

Tax ID No.: 13-3983835

ADDRESS FOR NOTICE

c/o Kevin McCarthy 245 Fifth Ave, 25th Floor New York, NY 10016 USA

E-Mail:	kmccarthy@scorpioncap.com
Tel:	212-213-8916
Fax:	212-213-9167

JEFFERIES & COMPANY, INC., As Closing Agent

By:	/s/ Jonathan Cunningham
Name:	Jonathan Cunningham
Title:	Executive Vice President

VELOCITY EXPRESS CORPORATION

By:	/s/ Edward W. Stone
Name:	Edward W. Stone
Title:	Chief Financial Officer

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Agreement to Sell and Purchase the Shares; Subscription Date.

1.1 Purchase and Sale. At the Closing (as hereinafter defined), the Company will sell to each Purchaser, and such Purchaser will purchase from the Company severally, not jointly, upon the terms and conditions hereinafter set forth, the number of Shares set forth next to such Purchaser’s name on Exhibit A hereto at a purchase price of $10.00 per Share. The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing Date (as hereinafter defined) the Certificate of Designations, Preferences and Rights of Series Q Convertible Preferred Stock in the form attached hereto as Exhibit C hereto (the “Certificate of Designations”).

1.2 Placement Agent. The Company has engaged Broadband Capital Management LLC (the “Placement Agent”) in connection with the sale of the Shares. The Company agrees and acknowledges that any and all fees and commissions payable or previously paid to the Placement Agent in respect of the sale of Shares shall be the sole and exclusive responsibility of the Company. Other than the Placement Agent, the fees of which shall be paid by the Company on the Closing Date, the Company shall not be obligated to pay any fee or commission to any broker, finder or other intermediary for or on account of the transactions contemplated by this Agreement. The Company further agrees that it shall indemnify and hold harmless each Purchaser from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting or alleging to act on behalf of the Company hereunder.

2. Deliveries at Closing; Closing Obligations. The purchase and sale of the Shares (the “Closing”) shall occur on a date to be specified by the Company and the Placement Agent (the “Closing Date”), which date shall be concurrent with or immediately following (a) the execution and delivery of the CD&L Agreements and (b) the Company’s sale and issuance of the Notes and Warrants.

2.1 Certain Closing Deliveries

(a) At the Closing, the Company shall deliver to each Purchaser one or more stock certificates representing the number of Shares set forth next to such Purchaser’s name on Exhibit A hereto, each such certificate to be registered in the name of the Purchaser or, if so indicated on the signature page hereto, in the name of a nominee designated by the Purchaser.

(b) On or prior to the Closing Date, the Company shall deliver to the Purchasers a legal opinion from the Company’s Special Counsel, Briggs and Morgan, P.A., in the form attached hereto as Exhibit D.

(c) At the Closing, the Company shall deliver to the Purchasers:

(1) an executed copy of the Registration Rights Agreement;

(2) an executed copy of the Merger Agreement;

(3) an executed copy of each of the Voting Agreement;

(4) an executed copy of the opinion of Jefferies & Company, Inc. as to the fairness of the merger consideration;

(5) evidence reasonably satisfactory to counsel to the Purchasers regarding the consummation and sale of the Notes and the Warrants;

(6) evidence reasonably satisfactory to counsel to the Purchasers of the Company’s receipt of each of the consents and approvals referred to in Section 2.3 hereof;

(7) an executed copy of each of (a) the Voting, Consent, Amendment and Waiver Agreement with holders of the Company’s Series M Convertible Preferred Stock, the Company’s Series N Convertible Preferred Stock and the Company’s Series O Convertible Preferred Stock (the “Series M, N and O Consent”) and (b) the Voting, Consent, Amendment and Waiver Agreement with holders of the Company’s Series P Convertible Preferred Stock (the “Series P Consent”); and

(8) evidence reasonably satisfactory to counsel to the Purchasers regarding the execution and delivery of the CD&L Agreements and the consummation of the transactions contemplated thereby, other than those transactions to be consummated after Closing as contemplated by the CD&L Agreements.

(d) Concurrently with the execution and delivery of this Agreement, the Company shall deliver to the Purchasers a certificate of the Company signed on behalf of the Company by the principal executive officer and by the chief financial or chief accounting officer of the Company, in their capacities as such, dated the date of this Agreement, to the effect that each of such persons has carefully examined this Agreement and each of the other Transaction Documents, and that:

(1) the representations and warranties of the Company in this Agreement and each of the other Transaction Documents are true and correct;

(2) no stop order suspending the qualification or exemption from qualification of the Shares shall have been issued and no proceedings for that purpose shall have been commenced or, to the knowledge of the Company, be contemplated;

(3) since the date of the most recent financial statements included in the SEC Filings, there has been no material adverse change in the condition, financial or otherwise, business, prospects or results of operation of the Company and the Subsidiaries, taken as a whole;

(4) none of the SEC Filings or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(5) subsequent to the respective dates as of which information is given in the SEC Filings: (A) neither the Company nor any of the Subsidiaries has incurred up to and including the date of this Agreement, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (B) neither the Company nor any of the Subsidiaries has paid or declared any dividends or other distributions on its capital stock; (C) neither the Company nor any of the Subsidiaries has entered into any material transactions not in the ordinary course of business; (D) there has not been any change in the capital stock (other than securities covered by the Registration Rights Agreement or pursuant to the Company’s stock option plan or stock purchase plan or the exercise of warrants outstanding on such respective dates) or the short-term or long-term debt of the Company or any of the Subsidiaries; (E) neither the Company nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; and (F) there is no litigation which is pending or, to the Company’s knowledge, threatened or contemplated against the Company or any of its Affiliates which would, if decided adversely, have a Material Adverse Effect.

(e) Concurrently with the execution and delivery of this Agreement, the Company shall have delivered to the Purchasers a certificate signed on behalf of the Company by the Secretary of the Company, in his capacity as such, dated the date of this Agreement, as to:

(1) the absence of any contemplated proceeding for the merger, consolidation, liquidation or dissolution of the Company or any Subsidiary, as the case may be, or the sale of all or substantially all of its assets, other than the transactions contemplated by the CD&L Agreements;

(2) the due adoption and full force and effect of the By-laws of the Company (with a copy of the By-laws attached);

(3) resolutions adopted by the Board of Directors of the Company authorizing the Shares and the consummation of the transactions contemplated by this Agreement and each of the other Transaction Documents (with copies of such resolutions attached); and

(4) the incumbency, authorization and signatures of those officers of the Company signing this Agreement, each of the other Transaction Documents and/or any certificate delivered in connection therewith.

(f) On the Closing Date, (i) subject to the satisfaction (or waiver by a Purchaser) of the conditions to Closing described in Section 2.3 of this Agreement, each Purchaser shall pay to the Escrow Agent on or prior to such date the aggregate purchase price for the number of Shares set forth opposite such Purchaser’s name on Exhibit A to this Agreement by wire transfer of immediately available funds in accordance with the wire instructions provided by the Escrow Agent and (ii) the Company shall deliver or cause to be delivered the Shares that such Purchaser is purchasing to the Purchaser (or for the account of the Purchaser as the Purchaser shall instruct). Prior to the Closing, Jefferies & Company, Inc., as closing agent (in such capacity, the “Closing Agent” ), will contact the contact person for each Purchaser listed on Exhibit A hereto to confirm (A) that the Closing is to take place, the wire transfer instructions and the closing mechanics set forth herein and (B) the receipt from the Company of duly executed signature pages (as applicable) to the Transaction Documents. The receipt of funds by the Escrow Agent from a Purchaser shall be deemed to be irrevocable instructions from such Purchaser to the Closing Agent that the conditions to the Closing have been satisfied. In accordance with the foregoing, the Closing Agent shall instruct the Escrow Agent to disburse the funds referred to above by wire transfer of immediately available funds in accordance with the Company’s written wire instructions on the Closing Date. Following the Closing Date, the Closing Agent shall deliver to each Purchaser duly executed signature pages to the Transaction Documents of the Company.

2.2 Company Obligations to Close. The Company’s obligation to issue and sell the Shares to the Purchasers shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company from each Purchaser of the purchase price for the Shares being purchased hereunder as set forth next to such Purchaser’s name on Exhibit A hereto; (b) consummation of the sale of the Notes and Warrants; (c) the execution of the CD&L Agreements; and (d) the accuracy of the representations and warranties made by the Purchasers herein and the fulfillment the covenants and agreements of the Purchasers to be fulfilled hereunder prior to the Closing.

2.3 Purchasers Obligations to Close. The obligation of each Purchaser to purchase the number of Shares set forth next to such Purchaser’s name on Exhibit A hereto shall be subject to the following conditions, any one or more of which may be waived in writing by the Purchasers: (a) the Company’s issuance and sale to all Purchasers, pursuant to this Agreement, on the Closing Date of an aggregate of no less than 4,000,000 Shares; (b) the Company’s concurrent issuance and sale of the Notes and Warrants; (c) the Company’s concurrent execution and delivery of the CD&L Agreements; (d) the delivery to the Purchasers of a legal opinion in the form attached hereto as Exhibit D; (e) the delivery of written consents from the holders of a majority of the Company’s outstanding Common Stock approving the issuance of the Conversion Shares; (f) the delivery of the executed MNO Consent and P Consent; (g) the Company’s filing of the Certificate of Designations for the Shares; (h) the representations and warranties of the Company contained in Section 3 being true and correct on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing (except with respect to representations and warranties which are made as of a specific date or period, which shall continue to be true and correct in all material respects as of the respective dates and for the respective periods covered); (i) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; (j) delivery to each Purchaser by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions of this Section 2.3 have been fulfilled; and (k) delivery to each Purchaser by the Company of an executed copy of the Registration Rights Agreement in the form attached hereto as Exhibit B.

3. Representations, Warranties of the Company. In addition to those terms defined above and elsewhere in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate”, as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Common Stock Equivalent” means any preferred stock, option, warrant, convertible bond, debt instrument or any other convertible instrument that can be converted into Common Stock.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Nasdaq” means The Nasdaq Stock Market, Inc.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“PIK Shares” means shares of the Company’s Series Q Convertible Preferred Stock issued as payment-in-kind dividends on the Shares or any previously issued PIK Shares.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Transaction Documents” means this Agreement, the Certificate of Designations, the Registration Rights Agreement and the CD&L Agreements.

The Company hereby represents and warrants to each Purchaser that, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”):

3.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect.

3.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement and the other Transaction Documents, (ii) the authorization of the performance of all obligations of the Company under this Agreement and the other Transaction Documents, and (iii) the authorization, issuance, reservation for issuance and delivery, and the conversion of the Series Q Convertible Preferred Stock, the Shares and the PIK Shares and the authorization, issuance, reservation for issuance and delivery of the Conversion Shares. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3 Capitalization. All of the issued and outstanding shares of the Company’s and its subsidiaries capital stock have been duly authorized and validly issued and are fully paid, nonassessable and were issued in full compliance with applicable state and federal securities law and any rights of third parties; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any securityholder of the Company or any of the Subsidiaries or similar contractual rights granted by the Company or any of the Subsidiaries. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

3.4 Valid Issuance. The Shares are duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws, and will be entitled to the relative rights, powers and preferences set forth in the Certificate of Designations. The PIK Shares are duly and validly authorized and, when issued pursuant to the terms of the Certificate of Designations, will be validly issued, fully paid and nonassessable, free and clear of all encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws, and will be entitled to the relative rights, powers and preferences set forth in the Certificate of Designations. Upon the conversion of the Shares and/or the PIK Shares, the Conversion Shares will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Purchasers. Prior to Closing, the Company will have reserved not less than 150% of the amount of shares of Common Stock issuable upon conversion of the Shares, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Purchasers.

3.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares and Conversion Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) filings that have been made pursuant to applicable state securities laws, (ii) post-sale filings pursuant to applicable state and federal securities laws, which were not required to be made prior to Closing and (iii) such consents as have been previously obtained. Subject to the accuracy of the representations and warranties of each Purchaser set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Conversion Shares, (ii) the issuance of the PIK Shares in accordance with the Certificate of Designations, (iii) the issuance of the Conversion Shares upon due conversion of the Shares and the PIK Shares, and (iv) the other transactions contemplated by the Transaction Documents, from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Certificate of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Conversion Shares, Shares and the ownership, disposition or voting of the Shares by the Purchasers or the exercise of any right granted to the Purchasers pursuant to the Transaction Documents. The Company has received confirmation from that number of voting stockholders sufficient to approve conversion of the Shares and the PIK Shares.

3.6 SEC Filings; Business.

(a) The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Purchaser through the EDGAR system true and complete copies of the Company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2005 (and any amendments thereto filed prior to the date of this Agreement), the Company’s Quarterly Reports on Form 10-Q for the fiscal periods ended October 1, 2005, December 31, 2005 and April 1, 2006, each of the Company’s Current Reports on Form 8-K filed since July 2, 2005, and the Company’s proxy statement pertaining to its annual meeting of stockholders to be held on June 28, 2006 and each other filing made by the Company with the Securities and Exchange Commission (the “Commission”) under the Exchange Act since July 2, 2005 (collectively, the “SEC Filings”). The Company has not made any filings with the Commission under the Exchange Act since July 2, 2005 except for the SEC Filings and documents that are only required to be furnished to the Commission. The SEC

Filings, when they were filed with the Commission (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All reports and statements required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act have been filed, together with all exhibits required to be filed therewith. The Company and each of its direct and indirect subsidiaries (collectively, the “Subsidiaries”) are engaged in all material respects only in the business described in the SEC Filings, and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and the Subsidiaries.

(b) Each registration statement and any amendment thereto filed by the Company and which has become effective since January 1, 2004 pursuant to the Securities Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Company will continue to make such filings as is necessary to comply with the obligations of a company with a class of shares registered pursuant to Rule 12(g) of the Exchange Act.

(c) Each filing required to be made by the Company pursuant to the Securities Act or the Exchange Act in connection with the acquisition of CD&L, Inc. or the acquisition of any interest in CD&L, Inc. shall, when filed with the Commission, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations thereunder and will not, as of such date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

For purposes of clarity, when any of the following representations and warranties of the Company in this Section 3 are qualified by reference to disclosures in the SEC Filings, such qualification shall apply only to express statements set forth in the body of the relevant SEC Filings and will not include disclosures set forth in exhibits included in the SEC Filings.

3.7 Subsidiaries. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries. There are no Subsidiaries other than those set forth on Schedule 3.7. None of the Subsidiaries owns or controls directly or indirectly, any corporation, association or other entity. Except as described in the Annual Report on Form 10-K included among the SEC Filings, the Company owns, either directly or through other Subsidiaries, all of the outstanding capital stock of each Subsidiary, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever; and all outstanding capital stock of the Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable and not issued in violation of any preemptive rights or applicable securities laws.

3.8 Power and Authority. Each of the Company and the Subsidiaries has all requisite power and authority (corporate and other), and has obtained any and all requisite authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies, to own or lease its properties and conduct its business as described in the SEC Filings, except where the failure to have any such power, authority, authorization, approval, order license, certificate, franchise or permit would not have a Material Adverse Effect; each of the Company and the Subsidiaries is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, foreign, state and local laws, rules and regulations, except where the failure to be in compliance would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

3.9 Use of Proceeds. The net proceeds of the sale of the Shares, the Notes and the Warrants shall only be used by the Company (i) to fund the Company’s acquisition and integration of CD&L Inc., (ii) to refinance existing indebtedness of the Company, (iii) for the payment of fees and expenses in connection with the financing of the acquisition of CD&L Inc., and (iv) for and general corporate purposes in accordance with financial budgets approved from time to time by the Board of Directors of the Company.

3.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares and Conversion Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Purchasers through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

3.11 Title to Properties. Except as disclosed in the SEC Filings and except for liens, encumbrances and defects that arise in the ordinary course of business and do not impair the Company’s ownership or use of such properties, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

3.12 Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

3.13 ERISA. No “employee pension benefit plan,” “employee welfare benefit plan” or “multi-employer plan” of the Company (“ERISA Plans”) as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any trust created thereunder has engaged in a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) which could subject the Company to any material tax penalty on prohibited transactions and which has not adequately been corrected. No “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which might reasonably be expected to have a Material Adverse Effect.

3.14 Labor Matters.

(a) The Company and the Subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. Except as set forth in Schedule 3.12 hereto, to the knowledge of the Company, there are no pending investigations involving the Company or any of the Subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. To the knowledge of the Company, there is no unfair labor practice charge or complaint against the Company or any of the Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of the Subsidiaries. Neither the Company nor any of the Subsidiaries is or ever have been a party to any collective bargaining agreement, and no collective bargaining agreement is currently being negotiated by the Company or any of the Subsidiaries. No material labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is imminent.

(b) Neither the Company nor any of the Subsidiaries is a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any “excess parachute payment,” as defined in Section 280G(b) of the Internal Revenue Code.

(c) Neither the Company nor any Subsidiary has any liability for the improper classification by the Company of their employees as independent contractors or leased employees.

3.15 Intellectual Property.

(a) Except as set forth in Schedule 3.13 hereto, all Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable, except where the failure to be in compliance or to be valid and enforceable has not and could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Except as set forth in Schedule 3.13 hereto, no Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the knowledge of the Company, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the knowledge of the Company, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

(c) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company’s and its Subsidiaries’ properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company’s and its Subsidiaries’ businesses. The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

3.16 Environmental Matters. Neither the Company nor any of the Subsidiaries has been notified in writing that it is liable with respect to obligations under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law, statute, rule, regulatory decision or order of any governmental agency or body or any court, domestic or foreign relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), except for any liability as would not have a Material Adverse Effect, and it is not aware of any facts or circumstances which could reasonably be expected to result in any such liability. The Company and the Subsidiaries are in substantial compliance with all applicable existing Environmental Laws, except for such instances of non-compliance which would not have a Material Adverse Effect. The term “Hazardous Material” means (i) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulation under or within the meaning of any other Environmental Law. To the knowledge of the Company, no disposal, release or discharge of “Hazardous Material” has occurred on, in, at or about any of the facilities or properties of the Company or any of the Subsidiaries, except for any such disposal, release or discharge which is in compliance with Environmental Laws or which would not have a Material Adverse Effect. Except as described in the SEC Filings, to the knowledge of the Company: (A) there has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company or any of the Subsidiaries (or to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of the Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action which has not been taken, under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for such violations and failures to take remedial action which would not result in, singularly or in the aggregate, a Material Adverse Effect; and (B) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property by the Company or any of the Subsidiaries of any solid waste or Hazardous Materials, except for such spills, discharges, leaks, emissions, injections, escapes, dumping or releases which would not result in, singularly or in the aggregate, a Material Adverse Effect.

3.17 Litigation. There is no action, suit, proceeding, litigation or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated against (or circumstances that are reasonably likely to give rise to the same), or involving the properties or businesses of, the Company or any of the Subsidiaries which questions the validity of any of the capital stock of the Company (including, without limitation, the Shares) or any of the Subsidiaries, this Agreement or any of the other Transaction Documents, or of any action taken or to be taken by the Company or any of the Subsidiaries pursuant to or in connection with this Agreement or any of the other Transaction Documents. There are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties involving an amount in controversy in excess of $150,000; and to the knowledge of the Company, no such actions, suits or proceedings are threatened or contemplated.

3.18 Financial Statements. The consolidated financial statements of the Company and the Subsidiaries together with the related notes thereto included in the Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q included among the SEC Filings fairly present in all material respects the financial position, income, changes in stockholders’ equity, cash flow and results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) throughout the periods involved (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Securities Act). Except as set forth in the financial statements of the Company set forth in the Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q included among the SEC Filings, since the date of the latest financial statements included in the most recent Quarterly Report on Form 10-Q included among the SEC Filings: (i) neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect; (ii) there has been no material adverse change or development involving a prospective material change in the condition, financial or otherwise, or in the earnings, business, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business; (iii) neither the Company nor any Subsidiary has entered into any material transaction other than in the ordinary course of business; and (iv) the Company has not declared or paid any dividend or made any other distribution on or in respect of its capital stock. The outstanding debt, the property, both tangible and intangible, and the businesses of each of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q included among the SEC Filings.

3.19 Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

3.20 Compliance with Nasdaq Continued Listing Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and is approved for listing on the Nasdaq Capital Market under the symbol “VEXP”. The Company is, and after giving effect to the issuance of the Notes, the Warrants and the Series Q Preferred Stock and the entering into of the Transaction Documents will be, in compliance with applicable Nasdaq continued listing requirements following the Company’s filing and distribution of the Information Statement in accordance with Section 5.1 below. There are no proceedings pending or, to the knowledge of the Company, threatened against the Company relating to the continued listing of the Company’s Common Stock on the Nasdaq Capital Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq Capital Market. The Company has taken no action that was designed to terminate trading of the Common Stock on the Nasdaq Capital Market, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such trading.

3.21 No Directed Selling Efforts or General Solicitation. Neither the Company, nor, to the knowledge of the Company, any Affiliate of the Company, nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares.

3.22 No Integrated Offering. Neither the Company nor, to the knowledge of the Company, any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, or otherwise taken any action or abstained from taking any action, under circumstances that would adversely affect reliance by the Company on Section 4(2) and/or Regulation D for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act.

3.23 Private Placement. Assuming the truth and accuracy of the applicable Purchasers’ representations set forth in Section 4 of this Agreement, the offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

3.24 Questionable Payments. Neither the Company nor any of the Subsidiaries has, nor, to the knowledge of the Company, has any officer, director or employee of the Company or any of the Subsidiaries or any other person acting on behalf of the Company or any of the Subsidiaries, for the benefit of the Company or any such Subsidiaries at any time during the last five years, (i) made any unlawful gift or contribution to any candidate for federal, state, local or foreign political office, or failed to disclose fully any such gift or contribution in violation of law, or (ii) made any payment to any federal, state, local or foreign governmental officer or official, which would be reasonably likely to subject the Company or any of the Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign). Each of the Company’s and the Subsidiaries’ internal accounting controls are sufficient to cause the Company and the Subsidiaries to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

3.25 Transactions with Affiliates. Except as disclosed in the SEC Filings and except for the Expense Reimbursement Agreement by and between the Company and TH Lee Putnam, none of the officers, directors or 5% or greater stockholders of the Company, and to the knowledge of the Company none of their respective Affiliates and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.26 Internal Controls. Except as described in the SEC filings, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the SEC Filings, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-13 and 15d-13) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

3.27 Lockup. Prior to Closing the Company will have entered into written agreements with each executive officer of the Company whereby each such Person shall agree that he or she will not directly or indirectly (including through any entity within his or her control) sell, dispose of any Common Stock, Series Q Convertible Preferred Stock or other equity securities of the Company for the period beginning on the Closing Date and ending on the date three (3) months following the effective date of the Registration Statement (as hereinafter defined). Schedule 3.27 attached hereto contains an accurate list of the parties to these agreements.

3.28 Stabilization. None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any Affiliate of the Company or any Subsidiary, has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

3.29 Taxes. Each of the Company and the Subsidiaries has filed all income and franchise tax returns required to be filed (after giving effect to all permissible extensions) through the date hereof by it in any jurisdiction, and has paid all taxes shown to be due on such returns or claimed to be due from such entities, other than those being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect. All tax liabilities, including those being contested by the Company or the Subsidiaries are adequately reserved for in the Company’s financial statements (in accordance with GAAP). No tax deficiency has been asserted and no tax proceedings are pending or, to the knowledge of the Company, are threatened against the Company or any of the Subsidiaries which, if adversely determined would have a Material Adverse Effect, and to the knowledge of the Company, no such deficiency or proceeding is contemplated.

3.30 No Transfer Tax. No transfer tax, stamp duty or other similar tax is payable by or on behalf of any Purchaser in connection with (i) the issuance by the Company of the Shares, (ii) the purchase by such Purchaser of Shares from the Company or (iii) the consummation by the Company of any of its obligations under this Agreement.

3.31 Not Investment Company. The Company is not an “investment company” or a company controlled by an “investment company” or, to the knowledge of the Company, an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.32 Solvency. All indebtedness of the Company that will be repaid with the proceeds of the issuance and sale of the Shares was incurred for proper purposes and in good faith and the Company was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Shares, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Shares) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Shares and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Shares) sufficient capital for carrying on its business and was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Shares, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Shares) able to pay its debts as they mature.

3.33 Non-Contravention.

(a) None of the Company’s issue and sale of the Shares, the execution or delivery of the Transaction Documents, its performance hereunder and thereunder or its consummation of the transactions contemplated herein and therein conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in a right of acceleration of performance or the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders’ agreement, note, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any Subsidiary is or may be bound or to which its or any of the Subsidiaries’ properties or assets is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation directly applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties, which, with respect to the foregoing clauses (B) and (C) only, breach, violation or default would have a Material Adverse Effect.

(b) Neither the Company nor any of the Subsidiaries (A) is in violation of its certificate of incorporation or by-laws, (B) is in default in the performance of any obligation, agreement or condition contained in any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders’ agreement, note, loan or credit agreement, purchase order, agreement or instrument evidencing an obligation for borrowed money or other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or to which the property or assets of the Company or any of the Subsidiaries is subject or affected or (C) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default under the foregoing clauses (B) or (C) as would not have a Material Adverse Effect.

(c) Except as disclosed in Schedule 3.33 to this Agreement, none of: (A) the execution, delivery or performance of the CD&L Purchase Agreements, (B) the consummation of the transactions contemplated therein or (C) the execution and delivery of the Merger Agreement conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in a right of acceleration of performance or the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets of CD&L, Inc. pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or other agreement or instrument pertaining to indebtedness of CD&L, Inc. or any of its subsidiaries to which CD&L, Inc. or any of its subsidiaries is a party or by which CD&L, Inc. or any of its subsidiaries is or may be bound or to which CD&L Inc. or any of its subsidiaries’ properties or assets is or may be subject.

3.34 Minute Books Complete. The minute books of each of the Company and the Subsidiaries have been made available to counsel for the Placement Agent and summarize in all material respects all meetings and actions of the directors and stockholders of each of the Company and the Subsidiaries since the time of their respective incorporation.

3.35 Payment Restrictions. No Subsidiary is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary.

3.36 Transaction Structure. The solicitation of the holders of the capital stock and debt securities of CD&L, Inc. to be acquired by the Company with the proceeds from the sale of the Shares, the capital stock and debt securities of CD&L, Inc. acquired pursuant to the CD&L Purchase Agreements, the issue and sale of Series Q Preferred Stock hereunder and the consummation of the sale of Units each have been and will be made in compliance with the reporting, disclosure and procedural requirements of the Securities Act, the Exchange Act, Delaware General Corporation Law, the Nasdaq Stock Market and all other applicable laws, rules and regulations. The solicitation, delivery and performance of the Voting Agreement has been and will be made in compliance with the reporting, disclosure and procedural requirements of the Securities Act, the Exchange Act, Delaware General Corporation Law, the Nasdaq Stock Market and all other applicable laws.

3.37 Representations in Other Transaction Documents. To the knowledge of the Company, each representation and warranty set forth in the Transaction Documents of each party to the Transaction Documents, other than the Purchasers, which is not qualified by a materiality standard is true and correct in all material respects, and each such representation and warranty that is qualified by a materiality standard is true and correct in all respects.

3.38 No Undisclosed Events, Liabilities or Developments. Except for the issuance of the Shares contemplated by this Agreement, and the transactions contemplated by the other Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed one (1) day prior to the date that this representation is made.

4. Representations, Warranties and Covenants of the Purchasers.

4.1 Purchaser Knowledge and Status. Each Purchaser severally and not jointly with any other Purchaser represents and warrants to, and covenants with, the Company that: (i) such Purchaser is an “accredited investor” as defined in Regulation D under the Securities Act and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, and has such business and financial experience as is required to give it the capacity to utilize the information received, to evaluate the risks involved in purchasing the Shares, and to protect its own interests in connection with the purchase of the Shares and is able to bear the risks of an investment in the Shares; (ii) such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares set forth on the Exhibit A hereto in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) such Purchaser will notify the Company promptly of any change in any of such information until such time as such Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (iv) such Purchaser has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the representations and warranties of the Company contained herein. Each Purchaser understands that the Shares to be issued to such Purchaser have not been registered under the Securities Act, or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Purchaser’s investment intent as expressed herein, and such Purchaser is able to bear the economic risk of holding the Shares for an indefinite period of time and can afford a complete loss of its investment. The Placement Agent is not authorized to make any representation or use any information in connection with the placement, purchase and sale of the Shares, and no person is authorized to provide any representation which is inconsistent or in addition to those in the SEC Reports. Each Purchaser acknowledges that it has not received or relied on any such representations.

4.2 International Actions. Each Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the

Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States. If such Purchaser is located outside the United States, it has or will take all actions necessary for the sale of the Shares to comply with all applicable laws and regulations in each foreign jurisdiction in which it offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

4.3 Registration Required. Each Purchaser hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement and the Registration Rights Agreement, and such Purchaser acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. Each Purchaser acknowledges that as set forth in, and subject to the provisions of, the Registration Rights Agreement, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission or until the Company has amended or supplemented such prospectus.

4.4 Power and Authority. Each Purchaser severally and not jointly with any other Purchaser further represents and warrants to, and covenants with, the Company that (i) if an entity, such Purchaser is duly organized and in good standing in the jurisdiction of its organization, (ii) such Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (iii) this Agreement has been duly authorized, executed and delivered, and constitutes a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.5 Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Purchaser nor any Affiliate of such Purchaser, which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Shares, or (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”), has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Shares (each, a “Prohibited Transaction”).

4.6 No Tax or Legal Advice. Each Purchaser understands that nothing in this Agreement, or any other materials presented to such Purchaser in connection with the purchase and sale of Shares hereunder constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

4.7 Risk Factors. Each Purchaser has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are speculative investments which involve a high degree of risk of loss of the Purchaser’s entire investment. Among others, each Purchaser has carefully considered each of the risks described under the headings “Risk Factors” in the Company’s Annual Report on Form 10-K, as amended, for the year ended July 2, 2005 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended October 1, 2005, December 31, 2005 and April 1, 2006.

5. Company Covenants.

5.1 Stockholder Approval. Promptly after the Closing Date, but in no event later than the 20th business day following the Closing Date, the Company will prepare and file with the Securities and Exchange Commission an Information Statement in compliance with Regulation 14C and Schedule 14C under the Exchange Act with respect to the approvals by the holders of the Company’s Common Stock and Outstanding Preferred of the matters set forth in Section 2.3 to comply with applicable Nasdaq Marketplace Rules. The stockholder approval shall be deemed given after 20 days has elapsed following the date the Company mails the Information Statement to stockholders pursuant to Regulation 14C under the Exchange Act. Within two (2) business days after stockholder approval of the matters set forth in the Information Statement is effective, the Company will send written notification to each Purchaser of such stockholder approval and that such Purchaser may exercise its conversion rights in accordance with the Certificate of Designations. The Company shall file the Information Statement with the Securities and Exchange Commission prior to or concurrent with the Company’s filing of the Registration Statement (as defined in the Registration Rights Agreement) with the Securities and Exchange Commission pursuant to Section 2(a)(i) of the Registration Rights Agreement.

5.2 Press Release. The Company will not issue a press release naming any Purchaser without the prior written approval of such Purchaser, which approval will not be unreasonably withheld or delayed.

5.3 Prohibition on Certain Forms of Financing. For as long as any of the Shares purchased by the Purchasers hereunder are outstanding, the Company will not enter into or consummate any agreement providing for an equity line of credit, variable or “future-priced” resetting, self-liquidating, adjusting or conditional fund raising, or similar financing arrangements.

5.4 Maintain Listing. The Company will use best efforts to maintain the listing of its common stock on the Nasdaq Capital Market or a recognized securities exchange registered with the Securities and Exchange Commission.

5.5 Regulation D Notice. The Company agrees to file a Notice of Sale of Securities pursuant to Regulation D, Section 4(6), and/or Uniform Limited Offering Exemption

on Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Purchasers promptly after such filing.

5.6 Restriction on Integrated Offering. The Company shall not, and it shall use best efforts to ensure that no Affiliate of the Company will, “offer,” “sell” or solicit offers to buy or otherwise negotiate in respect of any “security” (as each of such terms are defined in the Securities Act) which could be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act

5.7 Maintain Corporate Existence. The Company will keep in full force and effect its corporate existence and take all reasonable action to maintain all rights and privileges necessary or desirable in the normal conduct of its business.

5.8 SEC Information. During the five-year period following the Closing Date, the Company shall furnish to the Purchasers holding Shares all reports, documents, information and financial statements filed by the Company with the Commission pursuant to the Exchange Act or the rules and regulations thereunder.

5.9 Rule 144A Information. During the two-year period following the date of this Agreement, for so long as and at any time that the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon request of any holder of the Shares, the Company shall furnish to such holder, and to any prospective purchaser or purchasers of the Shares designated by such holder, information satisfying the requirements of subsection (d)(4) of Rule 144(A) under the Securities Act. This covenant is intended to be for the benefit of the holders from time to time of the Shares, and prospective purchasers of the Shares designated by such holders.

5.10 Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 150% of the amount of shares of Common Stock issuable upon conversion of the Shares issued at the Closing (without taking into account any limitations on the conversion of the Shares set forth in the Certificate of Designations).

6. Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:00 a.m., New York City Time, on the first business day following the date of this Agreement, issue a press release (the “Press Release”) disclosing all material terms of the transactions contemplated by this Agreement, but not disclosing the identity of any of the Purchasers, and announcing the acquisition of the Company’s interest in CD&L, Inc. and the execution of the CD&L Merger Agreement and, to the extent permitted by applicable law, disclosing the material terms of such acquisition and merger. On or before 5:00 p.m., New York City Time, on the fourth business day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act, and attaching the material Transaction Documents (including, without limitation, this Agreement and all schedules and exhibits to this Agreement), as exhibits to such filing. From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release. Except as expressly provided in the foregoing sentence, the Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or each of its respective officers, directors, employees and agents, in addition to any other remedy available to the Purchasers, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents; provided, that the Purchaser shall give to the Company notice at least twenty four (24) hours prior to making any such disclosure and allow the Company the option of making such public disclosure during such twenty four (24) hour period. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure.

7. Indemnification

7.1 The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates and the officers, directors, managers, members, partners, employees and agents of such Purchaser and its Affiliates, and any other persons or entities controlling such Purchaser or any of its Affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the Purchasers and such other persons and entities each an “Indemnified Person”), to the fullest extent lawful, from and against any and all claims, liabilities, losses, damages and expenses (or actions in respect thereof), as incurred (“Losses”), to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where the Shares have been offered, or at common law or otherwise (including settlement of any litigation), insofar as such Losses (or actions in respect thereof as contemplated below) arises out of or is based:

(a) upon any untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to the Purchasers by, or with the approval in writing of, the Company in connection with the marketing of the Shares, including any investor presentations made to investors by the Company (whether in person, in writing or electronically), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b) any breach by the Company of any representation or warranty or failure to comply with any of the covenants and agreements contained in this Agreement.

7.2 With respect to expenses, the indemnification provided in Section 7.1 shall include, but not be limited to, reimbursement of each Indemnified Person for all expenses (including, without limitation, reasonable fees and expenses of counsel), as such expenses are incurred, in connection with investigating, preparing, defending or settling any action or claim for which indemnification has or is reasonably likely to be sought by such Indemnified Person, whether or not in connection with litigation in which such Indemnified Person is a named party. For this purpose, the Company will only be responsible for the expense of one legal counsel (in addition to local counsel) for all Indemnified Persons who suffered Losses in connection with such action or claim, which counsel will be selected by the Indemnified Persons who hold a majority of the outstanding Shares held by all such Indemnified Persons.

7.3 The indemnity agreement set forth in this Section 7 shall be in addition to any liabilities that the Company may otherwise have.

7.4 Notwithstanding the foregoing provisions of this Section 7, no Indemnified Person shall be entitled to indemnification under this Section 7 for any Loss caused by the gross negligence or willful misconduct of such Indemnified Person.

8. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and each Purchaser herein shall survive the execution of this Agreement, the delivery to each Purchaser of the Shares being purchased and the payment therefore.

9. Closing Agent Matters.

9.1 The Closing Agent shall have no duties or obligations other than those specifically set forth herein.

9.2 The Closing Agent shall not be required to make any representations or have any responsibilities as to the validity, accuracy, value or genuineness of any certificates or documentation delivered pursuant to this Agreement.

9.3 The Closing Agent shall be able to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to it by the Company or any Purchaser.

9.4 The Closing Agent shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement and shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except for its own gross negligence, willful misconduct or bad faith.

9.5 The Company agrees to indemnify and hold harmless Jefferies & Company, Inc. for acting as Closing Agent hereunder from any and all reasonable costs and expenses (including reasonable fees and expenses of counsel and other professionals) that may be paid or incurred or suffered by it or to which it may become subject without gross negligence, willful misconduct or bad faith on its part by reason of or as a result of its compliance with the instructions set forth herein or which may arise out of or in connection with the administration and performance of its duties under this Agreement.

10. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or electronic mail, or (B) if delivered from outside the United States, by International Federal Express (or comparable service) or facsimile or electronic mail, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express (or comparable service), two (2) business days after so mailed, (iv) if delivered by facsimile or electronic mail, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Velocity Express Corporation

One Morningside Drive North

Building B – Suite 300

Westport, CT 06880

Attention: Chief Financial Officer

Telephone: (203) 349-4199

Telecopy: (203) 349-4198

With a copy to:     Briggs and Morgan, P.A.

2200 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

Attn: Avron L. Gordon

Telephone: (612) 977-8400

Telecopy: (612) 977-8650

Email: agordon@briggs.com

(b) if to any Purchaser, at such Purchaser’s address on Exhibit A hereto, or at such other address or addresses as may have been furnished to the Company in writing.

11. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each of the Purchasers.

12. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. Service of process in connection with any suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York in any such suit, action or proceeding and to the laying of venue exclusively in New York. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

16. Amendment and Waiver. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Purchasers holding a majority of the then outstanding Shares purchased hereunder.

17. Counterparts and Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. This Agreement may also be executed and delivered via facsimile, which shall be deemed an original.

18. Confidential Disclosure Agreement. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and any Purchaser in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers holding a majority of the then outstanding Shares purchased hereunder. Each Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns and transfers the Shares, provided that such transferee (i) makes the representations of such Purchaser under this Agreement, and (ii) agrees in writing to be bound with respect to the transferred Shares, by the provisions hereof that apply to such Purchaser.

20. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

21. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

EXHIBIT A

PURCHASER LIST

Purchaser	Shares
Bernard Selz	200,200
Selz Family Trust	200,200
Scorpion Capital Partners LP	300,000
Scorpion Acquisition LLC	20,000
Vincal Holdings, Ltd.	10,000
George Furla	44,400
Marshall & Ilsley Trust Company NA, trustee of Lapp Libra 401(k) Daily Plan, f/b/o William Lapp	22,000
William S. Lapp	13,200
Third Point Partners Qualified LP	40,674
Third Point Partners LP	61,959
Third Point Offshore Fund, Ltd.	355,834
Third Point Ultra Ltd	41,533
TPR Investment Associates, Inc.	10,000
Richard Neslund	100,000
Crestview Capital Master LLC	75,000
Linden Capital, LP	600,000
Pequot Scout Fund, LP	134,630
Pequot Mariner Master Fund, LP	110,817
Pequot Navigator Offshore Fund, Inc	43,895
Pequot Diversified Master Fund, Ltd	5,133
Premium Series PCC Limited	5,525
Longview Fund LP	300,000
Libertyview Funds, LP	60,000
Libertyview Special Opportunities Fund, LP	10,000
Trust “D” for a Portion of the Assets of the Kodak Retirement Income Plan	30,000

TH Lee Putnam Ventures, L.P.	664,741

TH Lee Putnam Parallel Ventures, L.P.	486,272

THLi Coinvestment Partners, LLC	38,925

Thomas H. Lee	15,062

EXHIBIT B

Registration Rights Agreement

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 3rd day of July, 2006, by and among Velocity Express Corporation, a Delaware corporation (the “Company”), and each of the persons party hereto as named on the signature page of this Agreement (collectively, the “Investors”).

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities or by contract or otherwise.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing Date” means the closing date for the Company’s issuance and sale of the Preferred Stock (as defined below) pursuant to the Stock Purchase Agreement (as defined below), and for the Company’s issuance and sale of the Senior Notes (as defined below) and the Unit Warrants (as defined below) pursuant to the Note Purchase Agreements (as defined below).

“Common Stock” means (a) the Company’s common stock, par value $0.004 per share, and (b) any securities into which or for which the securities described in (a) above may be converted, exchanged or reclassified pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

“Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock.

“Existing Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of any shares of Existing Preferred Stock, including shares issuable pursuant to the antidilution adjustment provisions of the Existing Preferred Stock or otherwise by agreement with the Company, to the extent such shares have not been included in a Registration Statement previously.

“Existing PIK Shares” means all shares of Existing Preferred Stock issued as pay-in-kind dividends on the Existing Preferred Stock.

“Existing Preferred Stock” means, collectively, the Company’s Series M Convertible Preferred Stock, par value $.004 per share, Series N Convertible Preferred Stock, par value $.004 per share, Series O Convertible Preferred Stock, par value $.004 per share, and Series P Convertible Preferred Stock, par value $.004 per share.

“Holders” means (a) the Investors and (b) any Permitted Transferee of an Investor and (c) any subsequent Permitted Transferee of a Holder referred to in (b) above.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Note Purchase Agreements” means, collectively, (i) the Purchase Agreement dated as of the date hereof by and among the Company and the Investors party thereto with respect to the issuance and sale of Senior Notes and Unit Warrants and (ii) the Unit Purchase Agreement dated as of the date hereof by and between the Company and Exeter Capital Partners IV, L.P. with respect to the issuance and sale of Senior Notes and Unit Warrants.

“Permitted Transferee” means a transferee of Registrable Securities (a) who acquires the Registrable Securities in a transaction that meets the requirements set forth in the proviso of the second sentence of Section 7(c) hereof and (b) who agrees in writing to be bound by the restrictions applicable to Holders contained in this Agreement.

“PIK Shares” means all shares of Preferred Stock issued as pay-in-kind dividends on the Preferred Stock.

“Preferred Stock” means (a) the Company’s Series Q Convertible Preferred Stock, par value $.004 per share and (b) any securities into which or for which the securities described in (a) above may be converted, exchanged or reclassified pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise, other than Conversion Shares.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Conversion Shares, (ii) the Unit Warrant Shares (as defined below), (iii) the Service Warrant Shares, (iv) PIK Shares, (v) Existing Conversion Shares, (vi) Existing PIK Shares, (vii) approximately 462,000 shares of Common Stock issuable to two advisors to CD&L, Inc., (viii) approximately 2,465,418 shares of Common Stock issuable to Exeter Capital Partners IV, L.P. and (ix) any other securities issued or issuable in respect of or in exchange for Registrable Securities; provided, however, that, a security shall cease to be a Registrable Security upon (A) the sale of such security pursuant to a Registration Statement or pursuant to Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction pursuant to Rule 144(k) under the 1933 Act.

“Registration Statement” shall mean any registration statement filed by the Company with the SEC for a public offering and sale of securities of the Company (other than a registration statement on Form S-8, Form S-4 or successor forms, or any registration statement relating solely to transactions under Rule 145 of the 1933 Act).

“Required Holders” means (i) Holders holding a majority of the Registrable Securities in respect of the Conversion Shares and the PIK Shares, (ii) Holders holding a majority of the Registrable Securities in respect of the Unit Warrant Shares, (iii) Holders holding a majority of the Registrable Securities in respect of the Service Warrant Shares, (iv) Holders holding a majority of the Registrable Securities in respect of the Existing Preferred Stock (the “Existing Holders”) and (v) Holders holding a majority of the Registrable Securities consisting of Common Stock, in each case voting separately as a class.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the 1933 Act.

“Senior Notes” means the Company’s 12% Senior Secured Notes due 2010.

“Service Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Service Warrants.

“Service Warrants” means the Common Stock purchase warrants issued to placement agents, affiliates, financial advisors in exchange for services rendered, including, without limitation, TH Lee Putnam Ventures and Scura Rise & Partners, LLC.

“Stock Purchase Agreement” means that certain Stock Purchase Agreement dated as of the date hereof by and among the Company and the Investors party thereto with respect to the issuance and sale of 4,000,000 shares of the Preferred Stock.

“Unit Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Unit Warrants.

“Unit Warrants” means the Common Stock purchase warrants issued to purchasers of the Company’s Senior Notes pursuant to the Note Purchase Agreements.

“Warrants” means, collectively, the Unit Warrants and the Service Warrants.

2. Registration.

(a) Shelf Registration.

(i) Initial Registrable Securities. Promptly following the Closing Date, but no later than one hundred twenty (120) days thereafter (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-1 or, if available, Form S-3, covering the resale of the Registrable Securities in an amount at least equal to (1) the number of Conversion Shares initially issuable upon conversion of the outstanding Preferred Stock, (2) the number of Unit Warrant Shares initially issuable upon exercise of the outstanding Unit Warrants, (3) the number of Service Warrant Shares initially issuable upon exercise of the outstanding Service Warrants and (4) the number of shares initially issuable in respect of paragraphs (iv) through (viii) in the definition of Registrable Securities above. Such Registration Statement shall not be an underwritten offering and shall include the plan of distribution in substantially the form attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

(ii) Additional Registrable Securities. Upon any change in (a) the Conversion Price with respect to the Preferred Stock (as defined in the Certificate of Designations, Preferences and Rights of the Preferred Stock filed with the Secretary of State of Delaware (the “Certificate”)) or upon the issuance of any PIK Shares such that additional shares of Common Stock become issuable upon the conversion of the outstanding Preferred Stock or (b) the Exercise Price of the Warrants (as defined in the Warrants) such that additional shares of Common Stock become issuable upon the exercise of the outstanding Warrants (such additional shares of Common Stock referenced in (a) and (b) above shall be referred to herein as “Additional Shares”), prior to the issuance of any PIK Shares or any other Additional Shares, the Company shall prepare and file, as soon as practicable but in any event within 90 days of such change, with the SEC one or more Registration Statements on Form S-1, or, if available, Form S-3, or amend the Registration Statement filed pursuant to clause (i) above, if such Registration Statement has not previously been declared effective, covering the resale of the Additional Shares, but only to the extent the Additional Shares are not at the time covered by an effective Registration Statement; provided, however, that the Company may, pursuant to Regulation D under the 1933 Act, issue (i) PIK Shares prior to filing a Registration Statement covering the related Conversion Shares in accordance with Section 2(b) of the Certificate and (ii) Common Stock in payment of the Redemption Premium (as defined in the Certificate) prior to filing a Registration Statement covering such Common Stock in accordance with Section 4B; provided, that the Company shall in such event prepare and file, as soon as practicable but in any event within 90 days of the issuance of such PIK Shares or Common Stock, as the case may be, with the SEC one or more Registration Statements on Form S-1, or, if available, Form S-3, or amend the Registration Statement filed pursuant to clause (i) above, if such Registration Statement has not previously been declared effective, covering the resale of the Additional Shares related to such PIK Shares or Common Stock, as the case may be. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders prior to its filing or other submission.

(b) Piggyback Registration.

(i) Whenever the Company proposes to file a Registration Statement with respect to an offering for its own securities or for the account of others of any class of securities of the Company (a “Piggyback Registration”), the Company will give written notice to all holders of Registrable Securities of its intention to effect such a registration at least thirty (30) days before the anticipated filing date (a “Piggyback Notice”). The Piggyback Notice shall describe the intended method of distribution and offer each Holder the opportunity to register pursuant to such Registration Statement, such Registrable Securities as the Holder may request in writing to the Company within twenty (20) days after the date the Holder first received the Piggyback Notice; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(ii) If the Piggyback Registration involves an underwritten offering and, in the opinion of the managing underwriter the registration of all, or part of, the Registrable Securities that the holders thereof have requested to be included in a Piggyback Registration would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities, if any, that the managing underwriter believes may be sold without causing such adverse effect, the Registrable Securities so included to include first the Registrable Securities apportioned pro rata in accordance with the total ownership of such Registrable Securities held by those Holders who have requested registration, if necessary, and then any remaining availability shall be allocated among such other requesting stockholders of the Company pro rata based on their proportionate ownership of registerable securities.

(iii) If such Piggyback Registration includes a primary offering of the Company’s securities and involves an underwritten offering, the managing underwriter shall be selected for such underwriting by the Company. If such Piggyback Registration is a secondary offering of the Company’s securities held by others and involves an underwritten offering, the managing underwriter(s) for such offering and the terms thereof shall be determined by the Company, subject to the approval, which shall not be unreasonably withheld, by the holders of a majority of the Registrable Securities held by holders that have requested to be included in such Piggyback Registration.

(c) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, and the fees and expenses of one counsel for the Holders who were former holders of Warrant Shares and one counsel for the Holders who were former holders of shares of Preferred Stock, but excluding all other expenses of the Holders, including discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(d) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable, and in any event, (A) within ten (10) business days of being advised by the SEC that the Registration Statement will not be reviewed or is not subject to further review and (B) at 5:00 p.m. (New York City time) on the effective date. The Company shall notify the Holders by facsimile or e-mail as promptly as practicable, and in any event, by 9:30 a.m. (New York City time) on the date immediately following the effective date, after any Registration Statement is declared effective and shall by 9:30 a.m. (New York City time) on the date immediately following the effective date provide the Holders with an electronic copy of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A) a Registration Statement covering the Registrable Securities is not filed by the Filing Deadline, or declared effective by the SEC within 180 days following the Closing Date, or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason other than an Allowed Delay (as defined below) (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any Holder to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subparagraph (ii) below, then the Company will make pro rata payments to each Holder of Registrable Securities not so registered, or a Holder of Registrable Securities who was unable to use such Registration Statement for a reason other than an Allowed Delay, as liquidated damages and not as a penalty, in an amount equal to (i) for any Registrable Securities other than Unit Warrant Shares, one percent (1%) of the aggregate purchase price paid for such Registrable Securities then held by such Holder (which amount shall include, with respect to Registrable Securities issued or issuable upon the conversion of the Preferred Stock, the original purchase price paid pursuant to the Stock Purchase Agreement for the shares of Preferred Stock) or (ii) for any Registrable Securities that are Unit Warrant Shares, one half of one percent (0.5%) of the aggregate purchase price paid for such Registrable Securities (which shall equal $2.898551 per Warrant Share, which amount will be adjusted from time to time after the date of this Agreement in proportion to any adjustment to the ‘Exercise Price’ pursuant to Section 12 of the Unit Warrants), for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”). Such payments shall be in partial compensation to the Holders, and shall not constitute the Holders’ exclusive remedy for such events. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Such payments shall be made to each Holder in cash.

(ii) For not more than twenty (20) consecutive trading days, or for a total of not more than forty-five (45) trading days, in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any registration contemplated by this Section 2 (an “Allowed Delay”); provided, however, that the Company shall (a) promptly notify the Holders in writing of the existence of the Allowed Delay (but in no event, without the prior written consent of a Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding any material non-public information giving rise to an Allowed Delay), (b) promptly advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay, (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable and (d) keep the Registration Statement effective for an additional period of time equal to the period of time of the Allowed Delay.

3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold thereunder, pursuant to any other Registration Statement or pursuant to

Rule 144 under the 1933 Act and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144(k) of the 1933 Act as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (assuming for this purpose each Warrant will be exercised for cash) (the “Effectiveness Period”);

(b) promptly following the date the Registration Statement is declared effective by the SEC, prepare and file with the SEC a prospectus pursuant to Rule 424 under the 1933 Act;

(c) prepare and file with the SEC as soon as practicable such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act, the 1934 Act, any applicable state securities or blue sky laws and the rules and regulations of any securities exchange on which the Registrable Securities may be traded or included for quotation, with respect to the distribution of all of the Registrable Securities covered thereby;

(d) provide (via email or facsimile) copies to and permit the Holders to review each Registration Statement and all amendments and supplements thereto no fewer than two (2) business days prior to their filing with the SEC and not file any document to which a Holder’s counsel reasonably objects;

(e) furnish to the Holders (via email or facsimile) (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement;

(f) use (i) commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness and (ii) best efforts to, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(g) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Holders in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Holders and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(h) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(i) notify the Holders (via email or facsimile), at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such holders a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(j) cooperate with the Holders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request;

(k) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and

(l) with a view to making available to the Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holders to sell shares of Common Stock to the public without registration: (i) make and keep current public information available, as that term is understood and defined in Rule 144, until the expiration of the Effectiveness Period; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) copies of the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and (C) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Holders, advisors to and representatives of the Holders (who may or may not be affiliated with the Holders and who are reasonably acceptable to the Company), all financial and other records, all SEC filings, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and subject to the Company’s obligations pursuant to SEC Regulation FD, cause the Company’s officers and employees, within a reasonable time period, to supply all such information reasonably requested by the Holders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Holders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Holders, or to advisors to or representatives of the Holders, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Holder wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5. Obligations of the Holders.

(a) Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities held by such Holder included in the Registration Statement. A Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(e)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder’s receipt of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

6. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder and its officers, directors, members,

employees and agents, successors and assigns, and each other person, if any, who controls such Holder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereof or any “free writing prospectus” as defined in Rule 405 under the 1933 Act; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation or alleged violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any other law, including any state, provincial or foreign securities law, or any rule or regulation thereunder, applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; (v) any material violation of this Agreement by the Company; or (vi) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Holder’s behalf and will reimburse such Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon a material untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Holders. Each Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or any “free writing prospectus” as defined in Rule 405 under the 1933 Act or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Holder in connection with any claim relating to this Section 6 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 6 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Holders. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Holders.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Note Purchase Agreements and Stock Purchase Agreement.

(c) Assignments and Transfers by Holders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person; provided, however, that such Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Holders, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a reorganization of the Company, a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Required Holders, after notice duly given by the Company to each Holder.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered via facsimile, or Adobe PDF, either of which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Service of process in connection with any suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of the courts of the State of New York in any such suit, action or proceeding and to the laying of venue exclusively in New York. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened, for such purpose.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

VELOCITY EXPRESS CORPORATION

By:
Name:	Edward W. Stone
Title:	Chief Financial Officer

INVESTOR:

By:
Name:
Title:

Address:

Email Address:

Telephone Number: Facsimile Number:

SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES Q CONVERTIBLE PREFERRED STOCK

OF

VELOCITY EXPRESS CORPORATION

(Pursuant to Section 151 of the

Delaware General Corporation Law)

Velocity Express Corporation, a corporation organized and existing under the laws of the state of Delaware (the “Company”), hereby certifies that, pursuant to authority vested in the Board of Directors of the Company by Article IV of the Certificate of Incorporation of the Company, the following resolution was adopted as of June 26, 2006 by the Board of Directors of the Company pursuant to Section 151 of the Delaware General Corporation Law:

“RESOLVED that, pursuant to authority vested in the Board of Directors of the Company by Article IV of the Company’s Certificate of Incorporation, out of the total authorized number of 299,515,270 shares of its preferred stock, par value $0.004 per share (“Preferred Stock”), there shall be designated a series of 9,704,813 shares which shall be issued in and constitute a single series to be known as “Series Q Convertible Preferred Stock” (hereinafter referred to as the “Series Q Preferred Stock”). The shares of Series Q Preferred Stock have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

1. Certain Definitions.

As used in this Certificate of Designations, Preferences and Rights of Series Q Convertible Preferred Stock of Velocity Express Corporation, the following terms shall have the respective meanings set forth below:

“Additional Rights” has the meaning set forth in Section 5E(6).

“Additional Shares of Common Stock” has the meaning set forth in Section 5E.

“Affiliate”, as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Board of Directors” or “Board” means the board of directors of the Company.

“Bulletin Board” has the meaning set forth in Section 5G.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Buy-In” has the meaning set forth in Section 5D.

“Capital Stock” means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (v) all warrants, options or other rights to acquire any item listed in (i) through (iv) of this definition.

“Closing Date” means the Closing Date as defined in the Series Q Preferred Stock Purchase Agreement.

“Common Stock” means the common stock, $0.004 par value per share, of the Company, including the stock into which the Series Q Preferred Stock is convertible, and any securities into which the Common Stock may be reclassified.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which entitled the holder thereof to acquire Common Stock at any time, including, without limitation, any debt, preferred stock, rights, Options (as defined in Section 5E(1)), warrants, Convertible Securities (as defined in Section 5E(1)) or other instrument that is at any time convertible into or exchangeable or exercisable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Conversion Price” has the meaning set forth in Section 5A.

“Convertible Securities” has the meaning set forth in Section 5E(1).

“Corporate Transaction” has the meaning set forth in Section 3.

“Dividend Payment Date” has the meaning set forth in Section 2(a).

“Equity Line of Credit” has the meaning set forth in Section 6.

“Excluded Stock” means (A) Capital Stock, Options or Convertible Securities issued to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities or other rights issued on or prior to the date hereof, provided that such securities have not been amended since the date hereof, (C) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock

(but only to the extent that such a dividend, split or distribution results in an adjustment in the Conversion Price pursuant to the other provisions of this Series Q Preferred Stock) and (D) PIK Shares (as defined in Section 2(b)), the Warrant Shares and shares issued as payment-in–kind dividends with respect to other series of the Company’s Preferred Stock.

“Forced Conversion” has the meaning set forth in Section 5B.

“Junior Capital Stock” shall mean (A) the Common Stock, (B) Common Stock Equivalents of the Company, (C) all existing or hereafter created series of Preferred Stock of the Company and (D) all other existing or hereinafter created equity securities of the Company.

“Liquidation Preference” has the meaning set forth in Section 3.

“Mandatory Redemption Date” has the meaning set forth in Section 4B.

“Mandatory Redemption Price” has the meaning set forth in Section 4B.

“Market Price” has the meaning set forth in Section 5G.

“Nasdaq” has the meaning set forth in Section 5G.

“Notes” shall mean the Company’s 12% Senior Secured Notes due 2010 issued pursuant to the Indenture dated June 30, 2006 by and between the Company and Wells Fargo, N.A., as Trustee (the “Indenture”).

“Offered Shares” has the meaning set forth in Section 7(a).

“Options” has the meaning set forth in Section 5E(1).

“Person” shall be construed in the broadest sense and means and includes any natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and other entity or governmental or quasi-governmental entity.

“PIK Shares” has the meaning set forth in Section 2(b).

“Price Reset” has the meaning set forth in Section 6.

“Readjustment Event” has the meaning set forth in Section 5E(3).

“Redemption Date” has the meaning set forth in Section 4A.

“Redemption Premium” has the meaning set forth in Section 4B.

“Redemption Price” has the meaning set forth in Section 4A.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of June 30, 2006 by and among the Company, the purchasers of Series Q Preferred Stock, the purchasers of the Company’s 12% Senior Secured Notes and Warrants and the other parties named therein.

“Registration Statement” means that certain shelf registration statement required to be filed pursuant to the terms of the Registration Rights Agreement.

“Sale Notice” has the meaning set forth in Section 7(a).

“Securities Act” has the meaning set forth in Section 2(b).

“Series Q Dividends” has the meaning set forth in Section 2(a).

“Series Q Preferred Stock Purchase Agreement” means that certain Stock Purchase Agreement dated June 30, 2006 by and among the Company and the investors named therein for the purchase and sale of Series Q Preferred Stock.

“Special Redemption Trigger” shall mean the earliest to occur of the following:

(i) the closing or consummation of a Target Alternative Transaction; or

(ii) effectiveness of termination of the Merger Agreement by any party or for any reason; or

(iii) failure for any other reason of the closing under the Merger Agreement to occur on or prior to the date 270 days after the date hereof, regardless of the disposition or status at such time of the Merger Agreement.

“Stated Value” has the meaning set forth in Section 2(a).

“Subsidiary” means any corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

“Target” means CD&L, Inc., a Delaware corporation.

“Target Acquisition” means the merger of Cobra Acquisition Corp., a newly-formed wholly-owned Subsidiary of the Company (“Merger Sub”), and Target, pursuant to the terms of an Agreement and Plan of Merger dated June 30, 2006 (“Merger Agreement”), by and among the Company, Merger Sub and Target.

“Target Alternative Transaction” means the merger or acquisition of or with respect to Target, as directed by Target’s Board of Directors in the exercise of its fiduciary responsibilities, consummated or to be consummated by or with any Person, on any terms or otherwise in any manner other than consummation of the closing pursuant to the terms and conditions as documented and agreed in the Merger Agreement.

“Threshold Trading Period” has the meaning set forth in Section 5B.

“Trigger Issuance” has the meaning set forth in Section 5E.

“Variable Priced Equity Linked Instruments” has the meaning set forth in Section 6.

“Valuation Date” has the meaning set forth in Section 5G.

“VWAP” shall mean, with respect to any date of determination, the daily volume weighted average price (determined using data provided by Bloomberg L.P. (or, if Bloomberg L.P. terminates such reporting, then using such other reporting system as the Board of Directors may designate in good faith)) of the Common Stock on the NASDAQ Capital Market (or any other securities exchange on which the Common Stock is then traded or included for quotation) on such date of determination, or if there is no such price on such date of determination, then the daily volume weighted average price of the Common Stock on the date nearest preceding such date.

“Warrants” shall mean stock purchase warrants of the Company issued pursuant to that certain Note and Warrant Purchase Agreement dated June 30, 2006 by and among the Company and the investors named therein.

“Warrant Shares” shall mean Common Stock of the Company issued upon exercise of the Warrants.

2. Dividends.

(a) The holders of shares of Series Q Preferred Stock shall be entitled, in preference to the holders of any Junior Capital Stock to receive when and as declared by the Board of Directors out of funds legally available therefor dividends (the “Series Q Dividends”) on the Series Q Preferred Stock in cash, subject to any payment restrictions contained in any indenture, note or other agreement evidencing the Company’s indebtedness, at the rate of six percent (6%) per annum on the stated value of each share of Series Q Preferred Stock of $10.00, adjusted proportionately for any stock split, reverse stock split, stock dividend or other reclassification or combination occurring after the date hereof (the “Stated Value”). The Series Q Dividends shall be cumulative, whether or not earned or declared, and shall be payable quarterly in arrears on the first day of October, January, April and July in each year (each a “Dividend Payment Date”) and if such date is not a Business Day then the next succeeding Business Day.

(b) At the election of the Company, the Series Q Dividends may be paid: (i) by issuing each holder of Series Q Preferred Stock such number of shares of Series Q Preferred Stock equal to the Series Q Dividend divided by the Series Q Preferred Stock Stated Value (hereinafter “PIK Shares”); or (ii) in cash out of legally available funds therefor. Any election by the Company to pay dividends in shares of Series Q Preferred Stock or cash shall be made uniformly with respect to all outstanding shares of Series Q Preferred Stock for a given dividend period. The Company shall deliver written notice to each holder indicating the manner in which it intends to pay the Series Q Dividend at least five Business Days prior to each Dividend Payment Date, but may indicate in such notice that the election contained therein shall continue for subsequent Dividend Payment Dates until revised. Failure to provide timely written notice shall be deemed an election by the Company to pay such dividends in cash. The Company may not deliver PIK Shares at any time when the shares of Common Stock into which such PIK

Shares are convertible shall not be registered for immediate resale by the holders thereof under the Securities Act of 1933, as amended (the “Securities Act”) and/or other applicable federal or state securities law, rules and regulations; provided, that, with the approval of at least 70% of the Series Q Preferred Stock then outstanding given prior to the relevant Dividend Payment Date, the Company may pay the Series Q Dividend by delivering PIK Shares when the shares of Common Stock into which such PIK Shares are convertible are not registered for immediate resale. In addition to the foregoing, the Company shall be entitled to effect such election to pay Series Q Dividends using PIK Shares only for so long as the Common Stock of the Company is listed or quoted, without any stop-trade order or other suspension in trading (whether or not initiated by the Company), on such exchanges or trading systems as permit the resale of the Common Stock on the applicable dividend payment date.

(c) No cash or other value dividends shall be paid on any Junior Capital Stock of the Company during any fiscal year of the Company until all accumulated Series Q Dividends (with respect to the current fiscal year and all prior fiscal years) shall have been paid to the holders of Series Q Preferred Stock.

(d) In the event that the Company declares or pays any dividends upon any class or series of its Capital Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, and other than cumulative dividends payable with respect to any other series of the Company’s Preferred Stock in accordance with the terms of the Company’s Certificate of Incorporation, the Company shall also declare and pay to the holders of the Series Q Preferred Stock at the same time that it declares and pays such dividends to the holders of the Capital Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series Q Preferred Stock had all of the outstanding Series Q Preferred Stock been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Capital Stock entitled to such dividends are to be determined.

3. Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the shares of Series Q Preferred Stock shall rank senior to the holders of all Junior Capital Stock of the Company and shall be entitled to be paid an amount per share equal to the Series Q Preferred Stock Stated Value plus any accumulated, accrued, earned or declared and unpaid Series Q Dividends (the “Liquidation Preference”). No modification of this Liquidation Preference shall be made without the prior written approval of holders of at least a majority of the then outstanding Series Q Preferred Stock. If, upon such liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the assets to be distributed among the holders of the Series Q Preferred Stock and any class or series of Capital Stock ranking on a parity with the Series Q Preferred Stock as to such distributions shall be insufficient to permit payment to the holders of the Series Q Preferred Stock and such class or series of Capital Stock of their respective liquidation amount, then the entire assets of the Company to be distributed shall be distributed pro rata to the holders of Series Q Preferred Stock. Prior to the time of any liquidation, dissolution, dissolution or winding up of the Company, the Company shall declare, or shall be deemed to have declared, for payment all accumulated, accrued or earned but not yet paid dividends with respect to the Series Q Preferred Stock as to such distributions according to the preferential amounts due thereon. Unless waived in writing by the holders of at least 62.5% of the Series Q Preferred Stock then outstanding, voting together as one class, a consolidation or merger of the Company into or with any other entity or entities, or the sale or transfer by the Company of all or substantially all of its assets, in each case under circumstances in which the holders of a majority in voting power of the outstanding capital stock of the Company, immediately prior to such a merger, consolidation or sale, own less than a majority in voting power of the outstanding capital stock of the corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such a merger, consolidation or sale (each such transaction being hereinafter referred to as a “Corporate Transaction”) shall be deemed to be a liquidation within the meaning of this Section 3.

4. Redemption.

4A. Redemption at the Option of the Company. The Company shall have the right and option to redeem all of the Series Q Preferred Stock on the following terms and conditions:

(a) The Series Q Preferred Stock is redeemable at the option of the Company at any time after the date on which the registration statement has been declared effective out of funds legally available for redemptions. Immediately prior to authorizing or making any such redemption with respect to the Series Q Preferred Stock (and in no event later than the date specified for redemption in the redemption notice described below), the Company, by resolution of its Board of Directors, shall declare, or be deemed to have declared, a dividend on the Series Q Preferred Stock to be redeemed, which shall be in an amount equal to any accrued, accumulated or earned and unpaid Series Q Dividends up to and including the date designated for such redemption (the “Redemption Date”). Redemption shall be made on the Redemption Date at a redemption price per share of Series Q Preferred Stock equal to 125 percent of the Stated Value thereof as of the Redemption Date plus the amount in cash equal to all Series Q Dividends unpaid, accumulated, accrued or earned thereon and declared (or deemed declared) by the Board pursuant to the preceding sentence (the “Redemption Price”).

(b) Notice of any redemption pursuant to this Section 4A shall be mailed at least 20 days in advance of the Redemption Date to the holders of record of Series Q Preferred Stock at their respective addresses shown in the records of the Company. Each such notice shall state: (i) the Redemption Date; (ii) the Redemption Price per share; (iii) the place or places where certificates for such shares of Series Q Preferred Stock are to be surrendered for payment of the redemption price; and (iv) that dividends on the shares of Series Q Preferred Stock to be redeemed will cease to accrue as of the Redemption Date. To facilitate the redemption of the Series Q Preferred Stock, the Board of Directors may fix a record date for the determination of holders of Series Q Preferred Stock to be redeemed not more than 60 days prior to the Redemption Date.

(c) On or before the Redemption Date, each holder of Series Q Preferred Stock shall surrender to the Company the certificates representing the shares redeemed, duly endorsed or assigned to the Company, and the holder shall thereafter be entitled to receive payment of the Redemption Price. In case fewer than the total number of Series Q Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed Series Q Preferred Stock shall be issued to the holder thereof without cost to such holder within 3 Business Days after surrender of the certificate representing the Series Q Preferred Stock.

(d) On the Redemption Date and subject to the complete satisfaction by the Company of its obligations due to the holders of the Series Q Preferred Stock including without limitation the Company’s obligation to make in full the deposit described in Section 4A(e) below: (i) dividends on the Series Q Preferred Stock called for redemption shall cease to accrue; (ii) such shares of Series Q Preferred Stock shall be deemed no longer outstanding; and (iii) all rights of such holder as a holder of Series Q Preferred Stock (except the right to receive from the Company the Redemption Price payable upon surrender of certificates representing such shares of Series Q Preferred Stock), including the right to convert the Series Q Preferred Stock, shall cease. Notwithstanding the delivery to any holder of Series Q Preferred Stock of a redemption notice described above, if, prior to the close of business on the Business Day preceding the Redemption Date, such holder gives written notice to the Company of its election to convert all of any part of such holder’s shares of Series Q Preferred Stock into shares of Common Stock, pursuant to Section 5 below (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Company), then such shares of Series Q Preferred Stock that were otherwise scheduled to be redeemed shall instead be converted into shares of Common Stock as provided in Section 5 hereof as of the Redemption Date. The Company shall be prohibited from redeeming any holder’s Series Q Preferred Stock under this Section 4A at any time the holder is unable to convert such Series Q Preferred Stock under Section 5A into shares of Common Stock registered for immediate resale under the Securities Act and/or other applicable federal or state securities law, rules and regulations.

(e) The Company shall, on or after any Redemption Date, deposit with its transfer agent or other redemption agent selected by the Board of Directors, as a trust fund, a sufficient sum to redeem, on the Redemption Date, the shares of Series Q Preferred Stock then called for redemption, with instructions and authority to such transfer agent or other redemption agent to pay the Redemption Price on or after the Redemption Date upon receipt of certificates representing the shares of Series Q Preferred Stock then being redeemed. Any funds so deposited and unclaimed at the end of two years from such Redemption Date shall be released or repaid to the Company, after which the holders of the shares so called for redemption shall be entitled to receive payment of the Redemption Price only from the Company. Any interest accrued on any funds deposited shall belong to the Company, and shall be paid to it from time to time on demand.

(f) So long as any Series Q Preferred Stock remains outstanding, neither the Company nor any Subsidiary shall redeem or otherwise acquire any Series Q Preferred Stock, except as expressly authorized in this Series Q Certificate of Designations. So long as any Series Q Preferred Stock remains outstanding, neither the Company nor any Subsidiary shall redeem or otherwise repurchase any Junior Capital Stock.

4B. Mandatory Redemption. Upon the Special Redemption Trigger, the Company shall be required to effect the redemption of all outstanding shares of Series Q Preferred Stock as of the date which is twenty (20) Business Days after the date of the Special Redemption Trigger (the “Mandatory Redemption Date”) at a redemption price per share of Series Q Preferred Stock equal to the Stated Value thereof, together with accrued, accumulated, earned or declared and unpaid Series Q Dividends prorated to the Mandatory Redemption Date (the “Mandatory Redemption Price”), together with a redemption premium per share of Series Q Preferred Stock equal to 50 percent of the annual dividend payable with respect to such share of Series Q

Preferred Stock (the “Redemption Premium”). The Mandatory Redemption Price per share of Series Q Preferred Stock shall be paid in cash by the Company. The Redemption Premium shall, at the option of the Company, be payable in either cash or shares of the Company’s Common Stock, which shares shall be valued at the VWAP for ten trading days ending on the date preceding the Mandatory Redemption Date; provided, that the Company may not deliver Common Stock in payment of the Redemption Premium at any time when such shares of Common Stock shall not be registered for immediate resale by the holders thereof under the Securities Act and/or other applicable federal or state securities law, rules and regulations. On and after the Mandatory Redemption Date, subject to each holder’s option to decline redemption pursuant to Section 4B(b) below, all rights of holders of the Series Q Preferred Stock hereunder (including the right to receive dividends) shall cease to exist except for the right to receive the Mandatory Redemption Price and the Redemption Premium. The Company shall not redeem any Series Q Preferred Stock pursuant to this Section 4B until all of the Company’s obligations to effect a Special Mandatory Redemption (as defined in the Indenture) under the terms of the Indenture have been satisfied.

(a) Upon the occurrence of a Special Redemption Trigger, notice of the Mandatory Redemption Date will be promptly delivered by nationally recognized overnight courier to each holder of the Series Q Preferred Stock at his, her or its last address as the same appears on the register maintained by the Company. The notice shall state that the Series Q Preferred Stock will be redeemed (including the CUSIP Number thereof) and shall set forth:

(i) The Mandatory Redemption Date;

(ii) The Mandatory Redemption Price and the Redemption Premium;

(iii) A statement that certificates representing the shares of Series Q Preferred Stock must be surrendered to the Company to receive the Mandatory Redemption Price and the Redemption Premium;

(iv) A statement that unless the Company defaults in the making of the Special Mandatory Redemption (including the payment in full of the Mandatory Redemption Price and the Redemption Premium), all rights of holders of Series Q Preferred Stock hereunder (including the right to receive dividends) shall cease to exist on and after the Mandatory Redemption Date; and

(v) A statement that the Special Mandatory Redemption is being effected pursuant to Section 4B hereof.

The Company shall, promptly following delivery of the notice of the Mandatory Redemption Date, deposit with its transfer agent or other redemption agent selected by the Board of Directors, as a trust fund, a sufficient sum of cash and, to the extent used to pay the Redemption Premium, shares of the Company’s Common Stock, to redeem, on the Mandatory Redemption Date, the shares of Series Q Preferred Stock then called for redemption, with instructions and authority to such transfer agent or other redemption agent to pay the Mandatory Redemption Price and Redemption Premium on or after the Mandatory Redemption Date upon receipt of certificates representing the shares of Series Q Preferred Stock then being redeemed. Any funds and shares so deposited and unclaimed at the end of two years from such Mandatory Redemption Date shall be released or repaid to the Company, after which the holders of the shares so called for redemption shall be entitled to receive payment of the Mandatory Redemption Price and Redemption Premium only from the Company. Any interest accrued on any funds deposited shall belong to the Company, and shall be paid to it from time to time on demand.

(b) Once the Notice of Special Redemption described in Section 4B(a) is mailed, the Company shall be obligated to redeem the Series Q Preferred Stock on the Mandatory Redemption Date at the Mandatory Redemption Price plus the Redemption Premium; provided, however, that each holder of Series Q Preferred Stock may, by written notice to the Company given not later than five (5) Business Days preceding the Mandatory Redemption Date, decline to have its shares of Series Q Preferred Stock redeemed by the Company under this Section 4B, and to retain ownership of its Series Q Preferred Stock following the Mandatory Redemption Date. If the Mandatory Redemption Date is a legal holiday, payment shall be made on the next succeeding Business Day and no interest or dividends shall accrue thereon for the period from such Mandatory Redemption Date to such succeeding Business Day.

5. Conversion.

5A. Right to Convert. Subject to the terms and conditions of this Section 5A, the holder of any share or shares of Series Q Preferred Stock shall be entitled, at any time and from time to time, to convert any such shares of Series Q Preferred Stock into the number of fully paid and nonassessable whole shares of Common Stock obtained by multiplying the number of shares of Series Q Preferred Stock to be converted by the Liquidation Preference per share and dividing the result by the initial conversion price of $1.10 per share or, if there has been an adjustment of the initial conversion price, by the conversion price as last adjusted and in effect at the date any share or shares of Series Q Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the “Conversion Price”). Such rights of conversion shall be exercised by the holder thereof by surrender of a certificate or certificates for the shares to be converted (or if lost, a Certificate of Lost Affidavit attesting to the loss of the certificate(s) representing the Series Q Preferred Stock shares), to the Company at its principal office and to the Company’s transfer agent (or such other office or agency of the Company as the Company may designate by notice in writing to the holder or holders of the Series Q Preferred Stock) at any time during their usual business hours on the date set forth in such notice, together with a properly completed notice of conversion in the form attached to the Series Q Preferred Stock certificate with a statement of the name or names (with address), in which the certificate or certificates for shares of Common Stock, shall be issued (subject to compliance with applicable laws to the extent such designation shall involve a transfer). Such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Company and the Company’s transfer agent and the certificate or certificates for such shares of Series Q Preferred Stock shall have been surrendered as aforesaid. Within five Business Days following receipt of such certificates, the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct (subject to compliance with applicable laws to the extent such designation shall involve a transfer) a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series Q Preferred Stock.

No conversion of the Series Q Preferred Stock may be effected by the holders thereof or by the Company pursuant to Section 5 hereof unless and until the issuance of the Common Stock upon conversion of the Series Q Preferred Stock has been approved by the stockholders of the Company in compliance with Nasdaq Marketplace Rule 4350(i)(1) and Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If such stockholder approval is not effective within 120 days following the Closing Date (the “Approval Deadline”), then the Company will make pro rata payments to each holder of Series Q Preferred Stock, as liquidated damages and not as a penalty, in an amount equal to one percent (1%) of the aggregate purchase price paid for the Series Q Preferred Stock then held by such holder (which amount shall include the original purchase price paid by such holder pursuant to the Series Q Preferred Stock Purchase Agreement for the Series Q Preferred Stock) for each 30-day period or pro rata for any portion thereof following the Approval Deadline until such stockholder approval is effective. Such payments shall be in partial compensation to the holders, and shall not constitute the holders’ exclusive remedy for such events. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) business days of the last day of each month following the Approval Deadline until such stockholder approval is effective. Such payments shall be made to each holder in cash.

5B. Forced Conversion.

(a) All or any part of the Series Q Preferred Stock may be converted into shares of Common Stock at the option of the Company at any time after the first anniversary of the Closing Date (the “Forced Conversion”): (i) when the average daily VWAP of the Common Stock for 20 out of 30 consecutive trading days (the “Threshold Trading Period”) is equal to or greater than 200 percent of the Conversion Price; and (ii) a registration statement has been filed and has become effective with the U.S. Securities and Exchange Commission to permit resale of the Common Stock issuable upon the conversion of the Series Q Preferred Stock. There may be successive Forced Conversions; provided, however, that the value of the number of shares of Series Q Preferred Stock that may be subject to Forced Conversion in any calendar month may not exceed 20 percent of the notional value of the Common Stock traded during the previous Threshold Trading Period. In the event that the Company opts to convert less than all outstanding shares of Series Q Preferred Stock in respect of any Forced Conversion, the shares of Series Q Preferred Stock subject to such Forced Conversion shall be selected on a pro rata basis from the shares of Series Q Preferred Stock held by all holders of Series Q Preferred Stock.

(b) Upon any Forced Conversion, each holder of certificates for shares of Series Q Preferred Stock that are subject to such Forced Conversion shall, following receipt of the notice specified in Section 5(B)(c) hereof, promptly surrender to the Company’s transfer agent such certificates in exchange for appropriate stock certificates representing the number of shares of Common Stock of the Company into which such shares of Series Q Preferred Stock are to be converted. Each holder of shares of Series Q Preferred Stock that is subject to a Forced Conversion shall be entitled to receive the full number of shares of Common Stock into which such shares of Series Q Preferred Stock held by such holder could be converted if such holder had exercised its conversion right pursuant to Section 5A on the last day of the applicable Threshold Trading Period.

(c) In the event that the Company opts to effect a Forced Conversion, the Company shall mail written notice to each holder of record of the shares of Series Q Preferred Stock subject to such Forced Conversion a notice setting forth:

(i) A statement that the average daily VWAP for the Common Stock of the Company was equal or greater than 200% of the Conversion Price during the Threshold Trading Period specified in the notice;

(ii) That the conditions for a Forced Conversion have occurred and that the Company has opted to effect a Forced Conversion of the aggregate number of shares of Series Q Preferred Stock specified in the notice as of the date specified in the notice (the “Forced Conversion Date”);

(iii) The number of shares of Series Q Preferred Stock held by that holder that are subject to the Forced Conversion; the then applicable Conversion Price; the number of shares of Common Stock into which such shares of Series Q Preferred Stock will be converted; and a Letter of Transmittal to the Company’s transfer agent.

5C. Issuance of Certificates; Time Conversion Effected. In connection with any conversion of Series Q Preferred Stock pursuant to Section 5B each holder of share of Series Q Preferred Stock to be converted shall promptly after receipt of the notice specified in Section 5(B)(c) above deliver to the Company’s transfer agent certificates representing the Series Q Preferred Stock shares so converted, duly endorsed for transfer (or if lost, a Certificate of Lost Affidavit attesting to the loss of the certificate representing the Series Q Preferred Stock shares), together with a properly completed notice of conversion in the form attached to the Series Q Preferred Stock certificate with a statement of the name or names (with address), in which the certificate or certificates for shares of Common Stock, shall be issued (subject to compliance with applicable laws to the extent such designation shall involve a transfer). Such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the Forced Conversion Date. Within five Business Days following receipt of such certificates, (i) provided that the Company’s transfer agent (the “Transfer Agent”) is participating in the Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, the Transfer Agent will credit such aggregate number of shares of Common Stock to which the converting holder of shares of Series Q Preferred Stock shall be entitled to such holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (ii) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of such holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled (subject to compliance with applicable laws to the extent such designation shall involve a transfer). Subject to the last sentence of this Section 5C, upon the effective date of any conversion pursuant to this Section 5, the rights of the holder of the shares of Series Q Preferred Stock being converted shall cease, and such holders shall be deemed to be holders of the shares of Common Stock issued or issuable upon such conversion. The Company understands that a delay in the delivery of Common Stock upon: (i) conversion of the Series Q Preferred Stock pursuant to this Section 5; or (ii) in response to a proper request to have a restrictive legend removed under Rule 144 of the Securities Act, could result in economic loss to the holder. As compensation to the holder for such loss, the

Company agrees to pay (as liquidated damages and not as a penalty) to the holder for such late delivery of Common Stock upon conversion of the Series Q Preferred Stock in the amount of $100 per Business Day after the third Business Day after a request for conversion, or a legend removal, has been made for each $10,000 of Series Q Preferred Stock and accrued dividends being converted, or the corresponding Common Stock, for which a legend removal has been requested, which is not timely delivered. The Company shall pay any payments incurred under this section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the holder, in the event that the Company fails for any reason to effect timely delivery of shares of Common Stock in connection with a conversion pursuant to Section 5A, the holder will be entitled to revoke all or part of the relevant notice of conversion by delivery of a notice to such effect to the Company whereupon the Company and the holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation is given to the Company.

5D. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued as a result of any conversion hereunder, and any holder entitled to a fractional share of Common Stock upon the date of such conversion shall be entitled, upon surrender to the Company of the certificates presented for conversion, to receive a cash payment in an amount equal to the product obtained by multiplying the fractional interest by the Market Price of a share of Common Stock. In addition to any other rights available to the holder, if the Company fails to make timely delivery in accordance with the provisions of Section 5C above, to a holder of a certificate or certificates representing the shares of Common Stock into which such holder’s shares of Series Q Preferred Stock have been converted, and if within seven Business Days thereafter such holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such holder of the Common Stock which the holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall pay in cash to the holder (in addition to any remedies available to or elected by the holder) within five Business Days after written notice from the holder, the amount by which (i) the holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (ii) the aggregate Stated Value of the shares of Series Q Preferred Stock for which such conversion was not timely honored, together with interest thereon at a rate of 15 percent per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Stated Value of Series Q Preferred Stock, the Company shall be required to pay the holder $1,000, plus interest. The holder shall provide the Company written notice indicating the amounts payable to the holder in respect of the Buy-In.

5E. Adjustment of Conversion Price. If the Company shall issue or sell, or is, in accordance with subsections 5E(1) through 5E(8) below, deemed to have issued or sold, any Additional Shares of Common Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”) the then-existing Conversion Price shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

Adjusted Conversion Price =	(A x B) + D
A + C

where

“A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock deemed to be issued hereunder, immediately preceding such Trigger Issuance;

“B” equals the Conversion Price in effect immediately preceding such Trigger Issuance;

“C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

“D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;

provided, however, that in no event shall the Conversion Price after giving effect to such Trigger Issuance be greater than the Conversion Price in effect prior to such Trigger Issuance.

For purposes of this subsection 5E, “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this subsection 5E, other than Excluded Stock.

For purposes of this subsection 5E, the following Sections 5E(1) to 5E(8) shall also be applicable:

5E(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing: (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price. Except as otherwise provided in subsection 5E(3) no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

5E(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing: (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price, provided that: (a) except as otherwise provided in subsection 5E(3), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities; and (b) no further adjustment of the Conversion Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of subsection 5E.

5E(3) Change in Option Price or Conversion Rate. If: (i) the purchase price provided for in any Right or Option referred to in subsection 5E(l) hereof; (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 5E(l) or 5E(2); (iii) or the rate at which Convertible Securities referred to in subsections 5E(l) or 5E(2) are convertible into Common Stock shall change at any time (each, a “Readjustment Event”) (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect had such Readjustment Event occurred at the time the Options or Convertible Securities still outstanding were initially granted, issued or sold. Upon the termination of any Option for which any adjustment was made pursuant to this subsection 5(E) or any right to convert Convertible Securities for which any adjustment was made pursuant to this subsection 5(E) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), and after five calendar days notice to the holder, the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

5E(4) Stock Dividends In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration and the Conversion Price then in effect shall be adjusted accordingly.

5E(5) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. In case the Company at any time shall combine its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

5E(6) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the holder). The Board of Directors of the Company shall respond promptly, in writing, to any inquiry by the holder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the holder are unable to agree upon the fair market value of the Additional Rights, the Company and the holder shall jointly select an appraiser who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne by the Company.

5E(7) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

5E(8) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned Subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this Section 5E.

5F. Reorganization or Reclassification; Consolidation or Merger.

(a) If the Company shall, at any time or from time to time while the Series Q Preferred Stock is outstanding, issue by reorganization or by reclassification of its outstanding shares of Common Stock any shares of its Capital Stock (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the Conversion Price in effect immediately prior to the date upon which such change shall become effective shall be adjusted by the Company so that the holder thereafter converting its shares of Series Q Preferred Stock shall be entitled to receive the number of shares of Common Stock or other Capital Stock which the such holder would have received if the shares of Series Q Preferred Stock had been converted immediately prior to such event. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If any capital reorganization or reclassification of the Capital Stock of the Company shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock but not holders of Series Q Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby each holder of a share or shares of Series Q Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the conversion of such share or shares of the Series Q Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization or reclassification not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of such reorganization or reclassification, of the Conversion Price to the value for the Common Stock reflected by the terms of such reorganization or reclassification if the value so reflected is less than the Conversion Price in effect immediately prior to such reorganization or reclassification). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of Common Stock of the surviving corporation are issuable to holders of the Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company.

5G. Distributions. In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation or any distribution made in connection with a sale of the Company’s assets) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus), or subscription rights or warrants, the Conversion Price to be in effect after such payment date shall be determined by multiplying the Conversion Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on The Nasdaq Stock Market (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar exchange or association, the closing sale price of one share of Common Stock on Nasdaq, the Bulletin Board or such other exchange or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon over the immediately preceding three trading day period prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other exchange or association, the fair market value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the holders of at least a majority of the outstanding Series Q Preferred Stock. If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other exchange or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by a holder of Series Q Preferred Stock prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the holders of at least a majority of the outstanding Series Q Preferred Stock are unable to agree upon the fair market value in respect of subpart (c) hereof, the Company and the holders of at least a majority of the outstanding Series Q Preferred Stock shall jointly select an appraiser who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne by the Company. Such adjustment shall be made successively whenever such a payment date is fixed.

5H. Effective Date of Adjustment. An adjustment to the Conversion Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

5I. Subsequent Adjustments. In the event that, as a result of an adjustment made pursuant to this Section 5, holders of Series Q Preferred Stock shall become entitled to receive any shares of Capital Stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon the conversion of the Series Q Preferred Stock shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein with respect to the shares of Common Stock receivable upon conversion of the Series Q Preferred Stock.

5J. Notice of Adjustment. Upon any adjustment of the Conversion Price, then, and in each such case the Company shall give written notice thereof by first class mail, postage prepaid, addressed to each holder of shares of Series Q Preferred Stock at the address of such holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5K. Other Notices. In case at any time:

(1) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(2) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of such stock of any class or other rights;

(3) there shall be any capital reorganization or reclassification of the Capital Stock of the Company, or a consolidation or merger of the Company with, or a sale of all or substantially all its assets to, another corporation; or

(4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such occurrences, the Company shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series Q Preferred Stock at the address of such holder as shown on the books of the Company: (i) at least 15 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 15 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

5L. Stock to be Reserved.

(1) The Company will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of the Series Q Preferred Stock as herein provided, 150 percent of such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series Q Preferred Stock.

All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes) and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to insure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Price. The Company will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed. The Company will not take any action which results in any adjustment of the Conversion Price if after such action the total number of shares of Common Stock issued and outstanding and thereafter issuable upon exercise of all Options and conversion of Convertible Securities, including upon conversion of the Series Q Preferred Stock, would exceed the total number of shares of such class of Common Stock then authorized by the Company’s Certificate of Incorporation, or result in a Conversion Price less than the par value.

(2) The Company will at all times reserve and keep available out of its authorized but unissued Series Q Preferred Stock such number of shares of Series Q Preferred Stock as is equal to the number of shares of Series Q Preferred Stock then outstanding for use as PIK Shares. All shares of Series Q Preferred Stock, which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens, duties and charges arising out of or by reason of the issue thereof (including, without limitation, in respect of taxes).

5M. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of the Series Q Preferred Stock shall be made without charge to the holders thereof for any issuance tax, stamp tax, transfer tax, duty or charge in respect thereof, provided that the Company shall not be required to pay any tax, duty or charge which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series Q Preferred Stock which is being converted.

5N. Closing of Books. The Company will at no time close its transfer books against the transfer of any Series Q Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series Q Preferred Stock in any manner which interferes with the timely conversion of such Series Q Preferred Stock; provided, however, that nothing herein shall be construed to prevent the Company from setting record dates for the holders of its securities.

5O. Limitation on Conversion. A holder of Series Q Preferred Stock shall not have the right to convert any shares of Series Q Preferred Stock that would result in such holder having a beneficial ownership of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the holder and its affiliates after giving effect to such conversion, and (ii) the number of shares of Common Stock issuable upon the conversion of such holder’s Series Q Preferred Stock, which would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For the purposes of this Section 5O, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Rule 13d-3 thereunder. Subject to the foregoing, the holder shall not be limited to successive conversions which would result in the aggregate issuance of more than 4.99% (the “Maximum Percentage”). By written notice to the Company, a holder may, from time to time, increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the holder providing such written notice and not to any other holder of Series Q Preferred Stock. Notwithstanding the foregoing, any holder may revoke the application of the conversion limitation described in this Section 5O to such holder, in whole or in part, upon 61 days prior notice to the Company.

6. Offering Restrictions. For so long as any shares of Series Q Preferred Stock remain outstanding, the Company will not enter into any Equity Line of Credit (as defined below) or similar agreement, nor issue nor agree to issue any floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with Price Reset Rights. For purposes of such restriction:

(a) the term “Equity Line of Credit” means a financing structure that would allow the Company to “draw down” against a pre-determined amount of capital committed to by a purchaser during a specified period of time (the Company “draws down” the Equity Line of Credit by making periodic sales of its securities to the purchaser); and

(b) “Variable Priced Equity Linked Instruments” is a transaction involving the purchase of common stock or the conversion price of a convertible security which fluctuates in relation to the market price of the stock of a corporate issuer, and in which the effective price will ultimately depend upon the direction of the market price of an issuer’s stock; and

(c) “Price Reset” means where the price of common stock or the conversion price of a convertible security is set after a closing date and subject to adjustment (downward or upward) based on various criteria that can include fundamental performance, a specified event, or the stock price of a corporate issuer at a given point in time after closing.

7. Rights of First Refusal.

(a) Sale Notice. If at any time during the period beginning on the Closing Date and ending on the first anniversary of the Closing Date, the Company proposes to issue and sell Capital Stock (a “Equity Offering”) to one or more third parties in a transaction, the primary purpose of which is a financing (an “Equity Financing”), then the Company shall give written notice (the “Sale Notice”) to the holders of shares of Series Q Preferred Stock of the Company’s intention to consummate such Equity Financing. The Sale Notice shall state (i) a description of the Capital Stock to be sold (“Offered Shares”), (ii) the identity of the prospective purchaser(s) and (iii) the consideration and the material terms and conditions upon which the proposed Equity Financing is to be made. The Sale Notice shall certify that the Company has received a firm offer from the prospective purchaser(s) and in good faith believes a binding agreement for the Equity Financing is obtainable on the terms set forth in the Sale Notice. The Sale Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Equity Financing. An Equity Financing shall not include any issuance of Excluded Stock.

(b) Purchase Option. Each holder of Series Q Preferred Stock shall have the option for a period of twenty (20) days from such holder’s receipt of the Sale Notice from the Company set forth in Section 7(a) to elect to purchase such holder’s pro rata share of the Offered Shares at the same price and subject to the same material terms and conditions as described in the Sale Notice. Each holder may exercise such purchase option and, thereby, purchase all or any portion of his, her or its pro rata share (with any reallotments as provided below) of the Offered Shares, by notifying the Company in writing, before expiration of the twenty (20) day period as to the number of such shares which he, she or it wishes to purchase (including any reallotment). Each holder’s pro rata share of the Offered Shares shall be a fraction of the Offered Shares, of which the number of shares of Common Stock issuable upon conversion of the Series Q Preferred Stock owned by such holder on the date of the Sale Notice shall be the numerator and the total number of shares of Common Stock issuable upon conversion of the Series Q Preferred Stock held by all holders of Series Q Preferred Stock on the date of the Sale Notice shall be the denominator. Each holder shall have a right of reallotment such that, if any other holder fails to exercise the right to purchase its full pro rata share of the Offered Shares, the other participating holders may exercise an additional right to purchase, on a pro rata basis, the Offered Shares not previously purchased. Each holder shall be entitled to apportion Offered Shares to be purchased among its partners and affiliates, provided that such holder notifies the Company of such allocation. If a holder gives the Company notice that it desires to purchase its pro rata share of the Offered Shares and, if applicable, its reallotment, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the holder’s receipt of the Sale Notice, unless the Sale Notice contemplated a later closing with the prospective third party purchaser(s).

8. No Waiver. Except as otherwise modified or provided for herein, the holders of Series Q Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

9. No Impairment. The Company will not, through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions hereunder and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series Q Preferred Stock against impairment.

10. Amendment; Waiver. Except as expressly provided for otherwise herein, any term of the Series Q Preferred Stock may be amended or waived (including the adjustment provisions included in Section 5E hereof) upon the vote or written consent of the Company and the holders of at least 70% of the Series Q Preferred Stock then outstanding; provided, however that an amendment or waiver relating to the right to convert the Series Q Preferred Stock or the Conversion Price thereof shall only be binding upon a holder who has given a vote or written consent in favor thereof.

11. Action By holders. Any action or consent to be taken or given by the holders of the Series Q Preferred Stock may be given either at a meeting of the holders of the Series Q Preferred Stock called and held for such purpose or by written consent.

12. Notice of Stockholder Approval. Within two (2) Business Days after stockholder approval of the issuance of the Common Stock upon conversion of the Series Q Preferred Stock is effective in compliance with Nasdaq Marketplace Rule 4350(i)(1) and Regulation 14C under the Exchange Act, the Company will (i) send written notification to each holder of Series Q Preferred Stock that such holder may exercise its conversion rights in accordance with the terms of the Series Q Preferred Stock and (ii) amend the Certificate of Designations, Rights and Preferences for the Series Q Preferred Stock to reflect such stockholder approval.

13. Registration Rights Agreement. Holders of the Series Q Preferred Stock shall be entitled to the benefits of the Registration Rights Agreement (subject to the terms and conditions set forth therein). The Company shall provide to each holder of Series Q Preferred Stock, upon request, and without charge, a copy of the Registration Rights Agreement.

[Execution Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations, Preferences and Rights this 30th day of June, 2006.

VELOCITY EXPRESS CORPORATION

By:
Name:	Edward W. Stone
Title:	Chief Financial Officer

EXHIBIT D

Legal Opinion

July 3, 2006

To: Parties Identified on Annex A

Re: Velocity Express Corporation

Ladies and Gentlemen:

We have acted as special counsel to Velocity Express Corporation, a Delaware corporation (the “Company”), in connection with a Stock Purchase Agreement pertaining to the Company’s issuance of Series Q Convertible Preferred Stock, dated as of July 3, 2006 (the “Agreement”), among the Company and the persons and entities identified as purchasers on the signature pages to the Agreement. This opinion letter is delivered to you at the Company’s request under Section 2.1(b) of the Agreement. All capitalized terms used, and not otherwise defined, in this opinion letter have the meanings given to them in the Agreement.

In connection with this opinion, we have reviewed forms of the following documents (collectively, the “Transaction Documents”), each of which is dated as of July 3, 2006, unless otherwise described:

1.	the Agreement;

2.	the Certificate of Designations;

3.	the Registration Rights Agreement; and

4.	a Voting, Consent, Amendment and Waiver Agreement (including the amendments attached thereto to the Certificate of Designations, Preferences and Rights of the Series M Convertible Preferred Stock, the Certificate of Designations, Preferences and Rights of the Series N Convertible Preferred Stock, the Certificate of Designations, Preferences and Rights of the Series O Convertible Preferred Stock and the Certificate of Designations, Preferences and Rights of the Series P Convertible Preferred Stock) (the “Consent”).

For purposes of this opinion letter we have reviewed such documents and made such other investigation as we have deemed appropriate. As to certain matters of fact material to the opinions expressed in this letter, we have relied on the representations made in the Transaction Documents and in the schedules thereto and in certificates of public officials and officers of the Company. We have not independently established the facts so relied on. We have also examined the originals or copies of the documents listed in a certificate of an officer of the Company certifying among other things that such listed documents are all of the orders, writs,

To Parties Identified on Annex A

July 3, 2006

judgments, awards, injunctions and decrees (collectively, the “Existing Order Documents”), in each case applicable to the Company or any of its assets or by which the Company or any of its assets is bound.

We assume with your permission and without investigation: (i) the due authorization, execution and delivery of the Transaction Documents by all parties thereto other than the Company; (ii) the validity, binding effect and enforceability under applicable law of the Transaction Documents against the parties thereto other than the Company; (iii) the authenticity of all documents submitted to us as originals; (iv) the genuineness of all signatures; (v) the legal capacity of natural persons; and (vi) the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such copies.

For the purposes of this opinion, the term “subject to effectiveness of the Consent” means the elapse of 20 calendar days following the Company’s mailing of an information statement pursuant to Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the issuance of the Conversion Shares.

Based upon the assumptions set forth above and the other limitations and qualifications set forth below, we are of the opinion that:

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business and is in good standing as a foreign corporation in the State of Minnesota.

2. The Company (a) has the corporate power and authority to execute, deliver, and perform its obligations under the Transaction Documents, and (b) has taken all corporate action necessary to authorize the execution, delivery and performance of the Transaction Documents, including all corporate action necessary to authorize, issue and sell the Series Q Convertible Preferred Stock (the “Series Q Preferred Shares”). The ability of the holders of the Series Q Preferred Shares to convert such stock is subject to effectiveness of the Consent.

3. Upon the execution and delivery thereof by the officers so authorized, each of the Transaction Documents will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4. The execution and delivery by the Company of the Transaction Documents and the performance by the Company of its obligations under the Transaction Documents do not (i) violate the certificate of incorporation or bylaws of the Company, (ii) violate any statute, rule or regulation applicable to the Company, (iii) violate any Existing Order Document, (iv) result in a breach or violation of any agreement identified in the exhibits to the Company’s Form S-1 Registration Statement (the “Form S-1”) filed with the Commission on March 1, 2006, or the exhibits to any subsequent filing under the Exchange Act (collectively, the “Material Agreements”), or (v) result in the creation of a lien upon any property or asset of the Company pursuant to the terms of any Existing Order Document.

To Parties Identified on Annex A

July 3, 2006

5. The issuance and sale of the Series Q Preferred Shares pursuant to the Agreement is not subject to any preemptive right, right of first refusal, participation right or exchange right of any stockholders of the Company arising under the Delaware General Corporation Law, the Certificate of Incorporation or Bylaws of the Company or, by reason of the Consent, any Material Agreement. Neither the issuance and sale of the Series Q Preferred Shares, nor the issuance of any Conversion Shares will give rise to any anti-dilution adjustment right of any stockholder of the Company or any holder of options or warrants exercisable for the purchase of Common Stock of the Company, arising under the DGCL, the Certificate of Incorporation or Bylaws of the Company or any agreement to which the Company is a party, other than rights which are being waived or established or limited by the Consent or the rights of holders of the Company’s Series M, N, O or P Convertible Preferred Stock who did not execute the Consent.

6. The Series Q Preferred Shares have been duly authorized for issuance and when issued and paid for in accordance with the Agreement will be validly issued, fully paid and nonassessable. The Series Q Preferred Shares shall have the rights, privileges and preferences set forth in Article IV of the Company’s Certificate of Incorporation and in the Certificate of Designations other than the conversion rights set forth in Section 5A thereof which are subject to the effectiveness of the Consent. The issuance and delivery of the Common Stock upon conversion of the Series Q Preferred Shares (including any PIK Shares) have been duly authorized by all requisite corporate and stockholder action on the part of the Company and the requisite shares of Common Stock have been reserved for issuance upon the conversion of the Series Q Preferred Shares (including any PIK Shares) and, subject to the effectiveness of the Consent when so issued and delivered, such shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable. All certificates representing the Shares issued to the Purchasers as of the date hereof are in due and proper form and have been duly and validly executed by the officers of the Company named therein.

7. The Company is not a party to any pending, or overtly threatened in writing, action, arbitration or proceeding known to us that questions the legality, validity or enforceability of the Transaction Documents, or any action taken or to be taken by the Company in connection with the Transaction Documents.

8. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Exhibit B to the Agreement, no consent, approval or authorization of or by, or any designation, declaration, filing, registration or qualification with any governmental or regulatory authority is required in connection with the execution, delivery and performance of the Company’s obligations under the Transaction Documents, and the offer, issuance, sale and delivery of the Shares pursuant to the Agreement and, subject to the effectiveness of the Consent, as of the date hereof, the issuance and delivery of the Conversion Shares.

To Parties Identified on Annex A

July 3, 2006

9. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Exhibit B to the Purchase Agreement, the offer, issuance, sale and delivery of the Shares and the Conversion Shares pursuant to the Purchase Agreement as of the date hereof are exempt from the registration requirements of Section 5 of the Securities Act and under the state securities laws of the State of Connecticut.

Our opinions are subject to the following additional qualifications:

(a) Our opinions are limited to the Federal law of the United States, the law of the State of Minnesota, and the Delaware General Corporation Law. We note that certain of the Transaction Documents provide that they are to be governed by and construed in accordance with the substantive law of the State of New York. However, our opinion is given, with your permission, as if such Transaction Documents were governed by the internal laws of the State of Minnesota.

(b) The enforceability of the Transaction Documents is subject to and may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights and remedies of creditors generally, (ii) general principles of equity and (iii) applicable statutes of limitation.

(c) We express no opinion with respect to the validity and enforceability of (i) indemnification provisions, rights of contribution and exculpatory provisions to the extent they may be limited on public policy grounds or subject to securities laws; (ii) broadly stated powers of attorney; (iii) any remedies insofar as any party exercising such remedies may take any action which is arbitrary or capricious, unreasonable, not in good faith, or not commercially reasonable; (iv) provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy or which purport to render ineffective any waiver, modification or amendment not in writing; (v) waivers of any statutory or constitutional rights or remedies; (vi) provisions to the effect that remedies are cumulative or that stated remedies are not exclusive; and (vii) any provision for late payment fees, default interest, liquidated damages or other fees, charges or amounts that may be construed as a penalty.

(d) Except as set forth in paragraph 9 above, we express no opinion with respect to state securities laws.

(e) We express no opinion with respect to the ability of any party to collect or be reimbursed for costs and expenses, including attorneys’ fees, to the extent its rights may be limited to reasonable fees and expenses as determined by a court, or it is not the prevailing party in the action.

To Parties Identified on Annex A

July 3, 2006

(f) We express no opinion with respect to whether any party to the Transaction Documents, other than the Company, is required to file a Notice of Business Activities Report under Minnesota Statutes Section 290.371. Any party who is so required and does not file such a report has no cause of action upon which it may bring suit under Minnesota law, except for issues related to its Minnesota tax liability, unless and until it pays all taxes, interest, and civil penalties due the State of Minnesota for all periods, or provides for their payment by security or bond.

Our opinion is rendered solely in connection with the transactions contemplated under the Transaction Documents and may not be relied upon in any manner by any Person other than the addressees hereof and any successor or assignee of any addressee (collectively, the “Reliance Parties”), and may not be relied upon by any Reliance Party for any other purpose.

No copies of this opinion may be delivered or furnished to any other party other than a Reliance Party, nor may all or portions of this opinion be quoted, circulated or referred to in any other document without our prior written consent, except that copies of this opinion may be provided to any regulatory agency having supervisory authority over a Reliance Party and except that this opinion may be used in connection with the assertion of a defense as to which this opinion is relevant and necessary or in response to a court order or other legal process.

Very truly yours,

BRIGGS AND MORGAN, PROFESSIONAL ASSOCIATION

Annex A

Purchaser
Bernard Selz

Selz Family Trust

Scorpion Capital Partners LP

Scorpion Acquisition LLC

Vincal Holdings, Ltd.

George Furla

Marshall & Ilsley Trust Company NA, trustee of Lapp Libra 401(k) Daily Plan, f/b/o William Lapp

William S. Lapp

Third Point Partners Qualified LP

Third Point Partners LP

Third Point Offshore Fund, Ltd.

Third Point Ultra Ltd

TPR Investment Associates, Inc.

Richard Neslund

Crestview Capital Master LLC

Linden Capital, LP

Pequot Scout Fund, LP

Pequot Mariner Master Fund, LP

Pequot Navigator Offshore Fund, Inc

Pequot Diversified Master Fund, Ltd

Premium Series PCC Limited

Longview Fund LP

Libertyview Funds, LP

Libertyview Special Opportunities Fund, LP

Trust “D” for a Portion of the Assets of the Kodak Retirement Income Plan

TH Lee Putnam Ventures, L.P.

TH Lee Putnam Parallel Ventures, L.P.

THLi Coinvestment Partners, LLC

Thomas H. Lee

Schedule 3.7

Subsidiaries

Velocity Express, Inc.

Corporate Express Distribution Services, Inc.

Velocity Express Leasing, Inc.

VXP Leasing Mid-West, Inc.

VXP Mid-West, Inc.

CD&L Acquisition Corp.

Schedule 3.12

Labor Matters

The California EDD is conducting an investigation of the classification of the Company’s independent contractors.

Schedule 3.13

Intellectual Property

On November 30, 2000, Velocity Express, Inc. entered into a Settlement Agreement with Velocity Courier, Inc. in connection with the parties’ use of certain “Velocity” trademarks. Pursuant to the terms of the settlement, Velocity Express, Inc. is permitted to use the Velocity trademarks anywhere in the United States except for the City of Chicago and the territory that extends 50 miles from the Chicago city limits, but within the State of Illinois. The Settlement Agreement required Velocity Express, Inc. to amend its trademark applications to reflect this exclusion. The Company anticipates that it will initiate concurrent use proceedings in order to clarify territorial rights with respect to two “Velocity” trademark registrations (Velocity and Velocity Express).

Schedule 3.27

Lock-up Agreements

Vincent A. Wasik

Edward W. Stone

Andrew B. Kronik

Kay Perry Durbin

Jeffrey Hendrickson

Schedule 3.33

Non-Contravention

A.	Contraventions:

See below.

B.	Consents:

The proposed transaction with CD&L, Inc. is restricted under the terms of a credit facility of CD&L with Bank of America N.A. (“BOA”). BOA’s consent or waiver of the proposed merger with the Company will be required to avoid a default under such facilities.